EXHIBIT 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA For the Year Ended December 31, 2013

INDEX

Page
Investor Information	2
2013 Business Developments	3
Common Shares Data	4
Financial Highlights	5
Funds From Operations	6 - 7
Funds Available for Distribution	8
Net Income / EBITDA (Consolidated and by Segment)	9 - 14
EBITDA by Segment and Region	15
Consolidated Balance Sheets	16
Capital Structure	17
Debt Analysis	18 - 20
Unconsolidated Joint Ventures	21 - 23
Square Footage	24
Top 30 Tenants	25
Lease Expirations	26 - 28
Leasing Activity	29 - 30
Occupancy and Same Store EBITDA	31
Capital Expenditures	32 - 36
Development Costs and Construction in Progress	37
Property Table	38 - 55

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this supplemental package. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

INVESTOR INFORMATION

Key Employees:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	Executive Vice President - Co-Head of Acquisitions and Capital Markets
David R. Greenbaum	President - New York Division
Joseph Macnow	Executive Vice President - Finance and Chief Administrative Officer
Robert Minutoli	Executive Vice President - Retail Division
Mitchell N. Schear	President - Vornado / Charles E. Smith Washington, DC Division
Wendy Silverstein	Executive Vice President - Co-Head of Acquisitions and Capital Markets
Stephen W. Theriot	Chief Financial Officer

RESEARCH COVERAGE - EQUITY

James Feldman / Stephen Sihelnik	Michael Knott / John Bejjani	Vance H. Edelson
Bank of America / Merrill Lynch	Green Street Advisors, Inc.	Morgan Stanley
646-855-5808 / 646-855-1829	949-640-8780 / 949-640-8780	212-761-0078

Ross Smotrich / Michael R. Lewis	David Harris	Alexander Goldfarb / Andrew Schaffer
Barclays Capital	Imperial Capital	Sandler O'Neill & Partners
212-526-2306 / 212-526-3098	212-351-9429	212-466-7937 / 212-466-8062

Michael Bilerman / Joshua Attie	Steve Sakwa / George Auerbach	John W. Guinee / Erin T. Aslakson
Citigroup Global Markets	ISI Group	Stifel Nicolaus & Company
212-816-1383 / 212-816-1685	212-446-9462 / 212-446-9459	443-224-1307 / 443-224-1350

Vincent Chao	Anthony Paolone	Ross T. Nussbaum / Gabriel Hilmoe
Deutsche Bank	JP Morgan	UBS
212-250-6799	212-622-6682	212-713-2484 / 212-713-3876

RESEARCH COVERAGE - DEBT

Scott Frost	Thomas Cook	Mark Streeter
Bank of America / Merrill Lynch	Citigroup Global Markets	JP Morgan
646-855-8078	212-723-1112	212-834-5086

Danish Agboatwala	Robert Haines / Craig Guttenplan	Thierry Perrein
Barclays Capital	Credit Sights	Wells Fargo Securities
212-412-2573	212-340-3835 / 212-340-3859	704-715-8455

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

2013 BUSINESS DEVELOPMENTS

Acquisitions

Since January 1, 2013, we have completed the following acquisitions:

•         A 20.1% interest in 650 Madison Avenue, a 27-story, 594,000 square foot Class A office and retail tower located on Madison Avenue between 59th and 60th Street, for $260 million ($1.295 billion at 100%).

•         A 92.5% interest in 655 Fifth Avenue, a 57,500 square foot retail and office property located at the northeast corner of Fifth Avenue and 52nd Street in Manhattan, for $277.5 million ($300 million at 100%).

•         Land and air rights for 137,000 zoning square feet thereby completing the assemblage for our 220 Central Park South development site in Manhattan, for $194 million.

•         Three other Manhattan street retail properties, in separate transactions, for an aggregate of $65.3 million.

Dispositions

Since January 1, 2013, we have sold 20 assets and marketable securities, including J.C. Penney, for an aggregate of $1.8 billion, with net proceeds of approximately $1.3 billion.  Below is a summary of these sales.

•         Green Acres Mall in Valley Stream, New York, for $500 million.

•         The Plant, a power strip shopping center in San Jose, California, for $203 million.

•         866 United Nations Plaza, a 360,000 square foot office building in Manhattan, for $200 million.

•         A retail property in Philadelphia, which is a part of the Gallery at Market Street, for $60 million.

•         A parcel of land known as Harlem Park located at 1800 Park Avenue (at 125th Street) in New York City, for $66 million.

•         A retail property in Tampa, Florida for $45 million, of which our 75% share was $33.8 million.

•         12 other properties, in separate transactions, for an aggregate of $82.3 million.

•         Marketable securities, principally J.C. Penney, for an aggregate of $378.7 million.

•         Our 26.2% interest in LNR for net proceeds of $240.5 million.

•         Our 50% interest in the Downtown Crossing site in Boston for net proceeds of $45 million.

Financing Activities

Since January 1, 2013, we have executed the following capital market transactions:

•         A $600 million loan secured by our 220 Central Park South development site.

•         The restructuring of the $678 million (face amount) Skyline properties mortgage loan.

•         Extended one of our two $1.25 billion revolving credit facilities from June 2015 to June 2017, with two six-month extension options.

•         Five additional financings secured by real estate aggregating $1.707 billion at a weighted average interest rate of 3.63% and a weighted average term of 7.5 years.  One of these financings was to support a recently acquired asset and the other four yielded approximately $351 million of net proceeds.

•         Issued $300 million of 5.4% Series L Preferred Shares and redeemed all of the outstanding Series F and H Preferred Shares and the Series D-15 Preferred Units, which had a weighted average rate of 6.77%, for $299.4 million.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of VNO common shares performance and dividends (based on NYSE prices):

			Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013

High Price			$91.91	$89.35	$88.73	$85.94
Low Price			$82.73	$79.56	$76.19	$79.43
Closing Price - end of quarter			$88.79	$84.06	$82.85	$83.64

Annualized Dividend per share			$2.92	$2.92	$2.92	$2.92

Annualized Dividend Yield - on Closing Price			3.3%	3.5%	3.5%	3.5%

Outstanding shares, Class A units and convertible preferred units
as converted, excluding stock options (in thousands)			199,245	199,051	199,051	198,992

Closing market value of outstanding shares, Class A units and
convertible preferred units as converted, excluding stock options			$17.7 Billion	$16.7 Billion	$16.5 Billion	$16.6 Billion

TIMING

Quarterly financial results and related earnings conference calls for the next three quarters are expected to occur as follows:

	Filing Date	Earnings Call

First Quarter 2014	May 5, 2014	May 6, 2014 10AM ET
Second Quarter 2014	August 4, 2014	August 5, 2014 10AM ET
Third Quarter 2014	November 3, 2014	November 4, 2014 10AM ET

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, including Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA"), Funds From Operations attributable to common shares plus assumed conversions ("FFO"), FFO as adjusted for comparability, and Funds Available for Distribution ("FAD"). A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measures are provided on the pages that follow.

	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2013	2012	2013	2013	2012
Total revenues	$673,308	$686,693	$679,435	$2,760,909	$2,736,232

Net (loss) income attributable to common shareholders	$(68,887)	$62,633	$83,005	$392,034	$549,271
Per common share:
Basic	$(0.37)	$0.34	$0.44	$2.10	$2.95
Diluted	$(0.37)	$0.33	$0.44	$2.09	$2.94

FFO as adjusted for comparability	$248,695	$207,251	$236,517	$941,471	$778,475
Per diluted share	$1.33	$1.11	$1.26	$5.01	$4.18

(Negative FFO) FFO	$(6,784)	$55,890	$210,627	$641,037	$818,565
(Negative FFO) FFO - Operating Partnership Basis ("OP Basis")	$(7,206)	$59,485	$223,693	$680,628	$872,560
Per diluted share	$(0.04)	$0.30	$1.12	$3.41	$4.39

FAD	$133,637	$147,594	$165,572	$603,626	$623,858
Per diluted share	$0.71	$0.79	$0.88	$3.21	$3.34

Dividends per common share:
Regular	$0.73	$0.69	$0.73	$2.92	$2.76
Special (long-term capital gain)	-	1.00	-	-	1.00
Total	$0.73	$1.69	$0.73	$2.92	$3.76

FFO payout ratio (based on regular quarterly dividends and FFO
as adjusted for comparability)	54.9%	62.2%	57.9%	58.3%	66.0%
FAD payout ratio (based on regular quarterly dividends and FFO
as adjusted for comparability)	102.8%	87.3%	83.0%	91.0%	82.6%

Weighted average shares used in determining FFO per diluted share - REIT basis	187,109	186,866	187,771	187,757	186,530
Convertible units:
Class A	10,564	10,908	10,630	10,610	11,272
D-13	531	602	556	564	589
G1-G4	96	106	99	98	110
Equity awards - unit equivalents	442	405	363	324	333
Weighted average shares used in determining FFO per diluted share - OP Basis	198,742	198,887	199,419	199,353	198,834

RECONCILIATION OF NET INCOME TO FFO (1)
(unaudited and in thousands, except per share amounts)

	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2013	2012	2013	2013	2012
Reconciliation of our net (loss) income to (Negative FFO) FFO:
Net (loss) income attributable to Vornado	$(48,519)	$86,135	$103,374	$475,971	$617,260
Depreciation and amortization of real property	124,611	125,069	117,901	501,753	504,407
Net gains on sale of real estate	(127,512)	(41,998)	(16,087)	(411,593)	(245,799)
Real estate impairment losses	32,443	116,453	720	37,170	129,964
Proportionate share of adjustments to equity in net income of
Toys, to arrive at FFO:
Depreciation and amortization of real property	16,506	17,777	16,430	69,741	68,483
Real estate impairment losses	456	1,430	1,826	6,552	9,824
Income tax effect of above adjustments	(5,937)	(6,728)	(6,390)	(26,703)	(27,493)
Proportionate share of adjustments to equity in net income of partially owned entities, excluding Toys, to arrive at FFO:
Depreciation and amortization of real property	25,282	20,387	20,931	87,529	86,197
Net gains on sale of real estate	-	(239,551)	-	(465)	(241,602)
Real estate impairment losses	-	-	-	-	1,849
Noncontrolling interests' share of above adjustments	(3,746)	418	(7,736)	(15,089)	(16,649)
FFO	13,584	79,392	230,969	724,866	886,441
Preferred share dividends	(20,368)	(20,750)	(20,369)	(82,807)	(76,937)
Preferred unit and share redemptions	-	(2,752)	-	(1,130)	8,948
(Negative FFO) FFO attributable to common shareholders	(6,784)	55,890	210,600	640,929	818,452
Convertible preferred share dividends	-	-	27	108	113
(Negative FFO) FFO attributable to common shareholders plus assumed conversions	(6,784)	55,890	210,627	641,037	818,565
Add back of income allocated to noncontrolling interests of the
Operating Partnership	(422)	3,595	13,066	39,591	53,995
(Negative FFO) FFO - OP Basis (1)	$(7,206)	$59,485	$223,693	$680,628	$872,560

(Negative FFO) FFO per diluted share (1)	$(0.04)	$0.30	$1.12	$3.41	$4.39

(1) FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gain from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets, extraordinary items and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flows as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.

RECONCILIATION OF FFO TO FFO AS ADJUSTED FOR COMPARABILITY
(unaudited and in thousands, except per share amounts)

		Three Months Ended			Year Ended
		December 31,		September 30,	December 31,
		2013	2012	2013	2013	2012
(Negative FFO) FFO attributable to common shareholders plus assumed
conversions	(A)	$(6,784)	$55,890	$210,627	$641,037	$818,565
Per diluted share		$(0.04)	$0.30	$1.12	$3.41	$4.39
Items that affect comparability income (expense):
Toys "R" Us (Negative FFO) FFO (including impairment losses of $162,215 and $40,000
	in the three months ended December 31, 2013 and 2012, respectively and $240,757
	and $40,000 in the year ended December 31, 2013 and 2012, respectively)	(282,041)	(61,358)	(22,343)	(312,788)	65,673
Loss on sale of J.C. Penney common shares		-	-	(18,114)	(54,914)	-
Non-cash impairment loss on J.C. Penney common shares		-	(224,937)	-	(39,487)	(224,937)
Loss from the mark-to-market of J.C. Penney derivative position		-	(22,472)	(20,012)	(33,487)	(75,815)
Acquisition related costs		(18,088)	(6,934)	(2,818)	(24,857)	(11,248)
Preferred unit and share redemptions		-	(2,752)	-	(1,130)	8,948
Stop & Shop litigation settlement income		-	-	-	59,599	-
Net gain on sale of marketable securities, land parcels and residential condominiums		23,988	-	31,741	58,245	13,347
FFO attributable to discontinued operations, including LNR, and discontinued
operations of Alexander's in 2012		1,671	46,365	2,539	33,928	153,179
Accelerated amortization of discount on investment in subordinated debt of
Independence Plaza		-	60,396	-	-	60,396
After-tax net gain on sale of Canadian Trade Shows		-	-	-	-	19,657
Net gain resulting from Lexington Realty Trust's stock issuance		-	14,116	-	-	14,116
1290 Avenue of the Americas and 555 California Street priority return and
income tax benefit		-	25,260	-	-	13,222
Other, net		3,436	11,177	1,511	(3,890)	6,196
		(271,034)	(161,139)	(27,496)	(318,781)	42,734
Noncontrolling interests' share of above adjustments		15,555	9,778	1,606	18,347	(2,644)
Items that affect comparability, net	(B)	$(255,479)	$(151,361)	$(25,890)	$(300,434)	$40,090
Per diluted share		$(1.37)	$(0.81)	$(0.14)	$(1.60)	$0.21

FFO attributable to common shareholders plus assumed conversions,
as adjusted for comparability	(A-B)	$248,695	$207,251	$236,517	$941,471	$778,475
Per diluted share		$1.33	$1.11	$1.26	$5.01	$4.18

RECONCILIATION OF FFO TO FAD (1)
(unaudited and in thousands, except per share amounts)

		Three Months Ended			Year Ended
		December 31,		September 30,	December 31,
		2013	2012	2013	2013	2012

(Negative FFO) FFO attributable to common shareholders plus assumed conversions	(A)	$(6,784)	$55,890	$210,627	$641,037	$818,565

Adjustments to arrive at FAD:
Items that affect comparability per page 7, excluding FFO attributable to
discontinued operations		(272,705)	(207,504)	(30,035)	(352,709)	(110,445)
Recurring tenant improvements, leasing commissions and other capital expenditures (3)		98,371	87,448	63,523	298,507	244,493
Straight-line rentals		20,651	13,183	15,889	68,728	66,192
Amortization of acquired below-market leases, net		11,882	14,212	10,839	48,504	52,887
Carried interest and our share of net unrealized gains from Real Estate Fund		14,915	11,294	3,448	45,749	19,678
Stock-based compensation expense		(9,118)	(7,767)	(9,201)	(34,914)	(30,588)
Amortization of debt issuance costs		(10,473)	(6,970)	(4,865)	(25,593)	(23,639)
Non real estate depreciation		(2,346)	(1,524)	(1,748)	(8,342)	(9,383)
Amortization of discount on convertible and exchangeable senior debentures		-	-	-	-	(1,646)
Noncontrolling interests' share of above adjustments		8,402	5,924	(2,795)	(2,519)	(12,842)
	(B)	(140,421)	(91,704)	45,055	37,411	194,707

FAD(1)	(A-B)	$133,637	$147,594	$165,572	$603,626	$623,858

FAD per diluted share		$0.71	$0.79	$0.88	$3.21	$3.34
FAD payout ratio (2)		102.8%	87.3%	83.0%	91.0%	82.6%

(1) FAD is defined as FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

(2) FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

(3) Includes expenditures of $25,541, $12,466, and $14,197 in the three months ended December 31, 2013 and 2012 and September 30, 2013, respectively, and $61,895 and $24,354 in the year ended December 31, 2013 and 2012, respectively, for the 608,000 square foot Motorola Mobility lease at the Merchandise Mart (whose cash rent has not commenced).

CONSOLIDATED NET INCOME / EBITDA (1)
(unaudited and in thousands)
	Three Months Ended
	December 31,			September 30,
	2013	2012	Inc (Dec)	2013
Property rentals	$511,300	$494,895	$16,405	$501,399
Straight-line rent adjustments	20,651	13,183	7,468	15,889
Amortization of acquired below-market leases, net	12,535	14,646	(2,111)	11,820
Total rentals	544,486	522,724	21,762	529,108
Tenant expense reimbursements	81,330	74,272	7,058	84,368
Cleveland Medical Mart development project	2,343	51,220	(48,877)	4,893
Fee and other income:
BMS cleaning fees	17,434	18,147	(713)	15,898
Signage revenue	9,300	6,640	2,660	8,738
Management and leasing fees	4,976	5,329	(353)	7,977
Lease termination fees	5,144	1,189	3,955	20,344
Other income	8,295	7,172	1,123	8,109
Total revenues	673,308	686,693	(13,385)	679,435
Operating expenses	263,296	259,719	3,577	263,437
Depreciation and amortization	131,902	129,632	2,270	123,697
General and administrative	53,568	51,313	2,255	48,336
Cleveland Medical Mart development project	2,446	49,492	(47,046)	3,239
Impairment losses, acquisition related costs and tenant buy-outs	50,531	110,572	(60,041)	2,818
Total expenses	501,743	600,728	(98,985)	441,527
Operating income	171,565	85,965	85,600	237,908
(Loss) applicable to Toys	(293,066)	(73,837)	(219,229)	(34,209)
(Loss) income from partially owned entities	(99)	354,776	(354,875)	1,453
Income from Real Estate Fund	28,951	26,364	2,587	22,913
Interest and other investment income (loss), net	8,234	(237,961)	246,195	(10,275)
Interest and debt expense	(120,625)	(121,049)	424	(119,681)
Net gain on disposition of wholly owned and partially owned assets	23,988	8,491	15,497	15,138
(Loss) income before income taxes	(181,052)	42,749	(223,801)	113,247
Income tax benefit (expense)	12,578	9,187	3,391	(2,222)
(Loss) income from continuing operations	(168,474)	51,936	(220,410)	111,025
Income from discontinued operations	129,715	39,957	89,758	21,226
Net (loss) income	(38,759)	91,893	(130,652)	132,251
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(13,903)	(1,090)	(12,813)	(23,833)
Operating Partnership	4,155	(3,882)	8,037	(5,032)
Preferred unit distributions of the Operating Partnership	(12)	(786)	774	(12)
Net (loss) income attributable to Vornado	(48,519)	86,135	(134,654)	103,374
Interest and debt expense	207,424	193,258	14,166	183,116
Depreciation and amortization	183,685	182,499	1,186	172,756
Income tax expense (benefit)	8,270	(43,050)	51,320	(20,292)
EBITDA	$350,860	$418,842	$(67,982)	$438,954

Capitalized leasing and development payroll	$4,682	$3,386	$1,296	$3,965
Capitalized interest	$14,279	$8,917	$5,362	$10,532

(1) EBITDA represents "Earnings Before Interest, Taxes, Depreciation and Amortization." Management considers EBITDA a supplemental measure for making decisions and assessing the unlevered performance of its segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on a multiple of EBITDA, management utilizes this measure to make investment decisions as well as to compare the performance of its assets to that of its peers. EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies.

CONSOLIDATED NET INCOME / EBITDA
(unaudited and in thousands)
	Year Ended December 31,
	2013	2012	Inc (Dec)
Property rentals	$2,034,374	$1,941,654	$92,720
Straight-line rent adjustments	68,728	66,192	2,536
Amortization of acquired below-market leases, net	52,861	54,215	(1,354)
Total rentals	2,155,963	2,062,061	93,902
Tenant expense reimbursements	317,345	294,584	22,761
Cleveland Medical Mart development project	36,369	235,234	(198,865)
Fee and other income:
BMS cleaning fees	66,505	67,584	(1,079)
Signage revenue	32,866	20,892	11,974
Management and leasing fees	24,637	21,849	2,788
Lease termination fees	92,497	2,361	90,136
Other income	34,727	31,667	3,060
Total revenues	2,760,909	2,736,232	24,677
Operating expenses	1,054,897	1,017,331	37,566
Depreciation and amortization	531,212	510,383	20,829
General and administrative	211,100	202,444	8,656
Cleveland Medical Mart development project	32,210	226,619	(194,409)
Impairment losses, acquisition related costs and tenant buy-outs	57,300	114,886	(57,586)
Total expenses	1,886,719	2,071,663	(184,944)
Operating income	874,190	664,569	209,621
(Loss) income applicable to Toys	(362,377)	14,859	(377,236)
Income from partially owned entities	23,592	408,267	(384,675)
Income from Real Estate Fund	102,898	63,936	38,962
Interest and other investment loss, net	(24,699)	(260,945)	236,246
Interest and debt expense	(483,190)	(493,713)	10,523
Net gain on disposition of wholly owned and partially owned assets	3,407	13,347	(9,940)
Income before income taxes	133,821	410,320	(276,499)
Income tax benefit (expense)	6,406	(8,132)	14,538
Income from continuing operations	140,227	402,188	(261,961)
Income from discontinued operations	424,513	292,353	132,160
Net income	564,740	694,541	(129,801)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(63,952)	(32,018)	(31,934)
Operating Partnership	(23,659)	(35,327)	11,668
Preferred unit distributions of the Operating Partnership	(1,158)	(9,936)	8,778
Net income attributable to Vornado	475,971	617,260	(141,289)
Interest and debt expense	758,781	760,523	(1,742)
Depreciation and amortization	732,757	735,293	(2,536)
Income tax expense	26,371	7,026	19,345
EBITDA	$1,993,880	$2,120,102	$(126,222)

Capitalized leasing and development payroll	$16,207	$13,896	$2,311
Capitalized interest	$42,303	$16,801	$25,502

EBITDA BY SEGMENT
(unaudited and in thousands)

As a result of certain organizational changes and asset sales in 2012, the Merchandise Mart segment no longer met the criteria to be a separate reportable segment; accordingly, effective January 1, 2013, the remaining assets were reclassified to “Other.” We have also reclassified the prior period segment financial results to conform to the current year presentation.

	Three Months Ended December 31, 2013
						Retail
	Total	New York		Washington, DC		Properties		Toys	Other
Property rentals	$511,300	$278,395		$112,240		$66,243		$-	$54,422
Straight-line rent adjustments	20,651	13,524		1,316		908		-	4,903
Amortization of acquired below-market leases, net	12,535	8,030		521		2,746		-	1,238
Total rentals	544,486	299,949		114,077		69,897		-	60,563
Tenant expense reimbursements	81,330	42,289		11,510		22,199		-	5,332
Cleveland Medical Mart development project	2,343	-		-		-		-	2,343
Fee and other income:
BMS cleaning fees	17,434	22,565		-		-		-	(5,131)
Signage revenue	9,300	9,300		-		-		-	-
Management and leasing fees	4,976	2,279		2,937		394		-	(634)
Lease termination fees	5,144	1,717		209		70		-	3,148
Other income	8,295	1,919		5,776		376		-	224
Total revenues	673,308	380,018		134,509		92,936		-	65,845
Operating expenses	263,296	157,559		50,310		33,233		-	22,194
Depreciation and amortization	131,902	60,202		31,810		18,880		-	21,010
General and administrative	53,568	8,550		6,975		4,168		-	33,875
Cleveland Medical Mart development project	2,446	-		-		-		-	2,446
Impairment losses, acquisition related costs and tenant buy-outs	50,531	-		-		32,443		-	18,088
Total expenses	501,743	226,311		89,095		88,724		-	97,613
Operating income (loss)	171,565	153,707		45,414		4,212		-	(31,768)
(Loss) applicable to Toys	(293,066)	-		-		-		(293,066)	-
(Loss) income from partially owned entities	(99)	1,507		(423)		585		-	(1,768)
Income from Real Estate Fund	28,951	-		-		-		-	28,951
Interest and other investment income, net	8,234	1,456		30		8		-	6,740
Interest and debt expense	(120,625)	(56,538)		(18,927)		(9,680)		-	(35,480)
Net gain on disposition of wholly owned and
partially owned assets	23,988	-		-		-		-	23,988
(Loss) income before income taxes	(181,052)	100,132		26,094		(4,875)		(293,066)	(9,337)
Income tax benefit (expense)	12,578	(1,496)		15,980		(831)		-	(1,075)
(Loss) income from continuing operations	(168,474)	98,636		42,074		(5,706)		(293,066)	(10,412)
Income from discontinued operations	129,715	129,706		-		-		-	9
Net (loss) income	(38,759)	228,342		42,074		(5,706)		(293,066)	(10,403)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(13,903)	(1,268)		-		14		-	(12,649)
Operating Partnership	4,155	-		-		-		-	4,155
Preferred unit distributions of the Operating Partnership	(12)	-		-		-		-	(12)
Net (loss) income attributable to Vornado	(48,519)	227,074		42,074		(5,692)		(293,066)	(18,909)
Interest and debt expense	207,424	73,066		22,416		10,844		62,239	38,859
Depreciation and amortization	183,685	73,694		36,610		19,721		31,446	22,214
Income tax expense (benefit)	8,270	1,558		(17,841)		831		22,573	1,149
EBITDA for the three months ended December 31, 2013	$350,860	$375,392		$83,259		$25,704		$(176,808)	$43,313

EBITDA for the three months ended December 31, 2012	$418,842	$407,823		$118,021		$(20,074)		$(29,148)	$(57,780)

EBITDA as adjusted for comparability - OP basis:
For the three months ended December 31, 2013	$424,911	$246,061	(1)	$83,259	(2)	$58,147	(3)	$-	$37,444	(4)
For the three months ended December 31, 2012	$386,545	$215,716	(1)	$80,673	(2)	$57,697	(3)	$-	$32,459	(4)

See notes on page 13.

EBITDA BY SEGMENT
(unaudited and in thousands)

	Year Ended December 31, 2013
						Retail
	Total	New York		Washington, DC		Properties		Toys	Other
Property rentals	$2,034,374	$1,103,629		$450,982		$259,437		$-	$220,326
Straight-line rent adjustments	68,728	40,978		5,558		4,572		-	17,620
Amortization of acquired below-market leases, net	52,861	34,214		2,064		11,415		-	5,168
Total rentals	2,155,963	1,178,821		458,604		275,424		-	243,114
Tenant expense reimbursements	317,345	169,086		42,774		87,036		-	18,449
Cleveland Medical Mart development project	36,369	-		-		-		-	36,369
Fee and other income:
BMS cleaning fees	66,505	85,757		-		-		-	(19,252)
Signage revenue	32,866	32,866		-		-		-	-
Management and leasing fees	24,637	9,798		14,466		1,564		-	(1,191)
Lease termination fees	92,497	26,469		1,626		59,867		-	4,535
Other income	34,727	6,469		23,691		1,825		-	2,742
Total revenues	2,760,909	1,509,266		541,161		425,716		-	284,766
Operating expenses	1,054,897	630,998		195,568		133,681		-	94,650
Depreciation and amortization	531,212	261,878		124,488		66,400		-	78,446
General and administrative	211,100	34,087		27,630		18,992		-	130,391
Cleveland Medical Mart development project	32,210	-		-		-		-	32,210
Impairment losses, acquisition related costs and tenant buy-outs	57,300	-		-		32,443		-	24,857
Total expenses	1,886,719	926,963		347,686		251,516		-	360,554
Operating income (loss)	874,190	582,303		193,475		174,200		-	(75,788)
(Loss) applicable to Toys	(362,377)	-		-		-		(362,377)	-
Income (loss) from partially owned entities	23,592	15,527		(6,968)		2,097		-	12,936
Income from Real Estate Fund	102,898	-		-		-		-	102,898
Interest and other investment (loss) income, net	(24,699)	5,532		129		13		-	(30,373)
Interest and debt expense	(483,190)	(181,966)		(102,277)		(44,203)		-	(154,744)
Net gain on disposition of wholly owned and
partially owned assets	3,407	-		-		1,377		-	2,030
Income (loss) before income taxes	133,821	421,396		84,359		133,484		(362,377)	(143,041)
Income tax benefit (expense)	6,406	(2,794)		14,031		(2,311)		-	(2,520)
Income (loss) from continuing operations	140,227	418,602		98,390		131,173		(362,377)	(145,561)
Income (loss) from discontinued operations	424,513	138,245		-		287,536		-	(1,268)
Net income (loss)	564,740	556,847		98,390		418,709		(362,377)	(146,829)
Less net (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	(63,952)	(10,786)		-		(3,065)		-	(50,101)
Operating Partnership	(23,659)	-		-		-		-	(23,659)
Preferred unit distributions of the Operating Partnership	(1,158)	-		-		-		-	(1,158)
Net income (loss) attributable to Vornado	475,971	546,061		98,390		415,644		(362,377)	(221,747)
Interest and debt expense	758,781	236,645		116,131		50,901		181,586	173,518
Depreciation and amortization	732,757	293,974		142,409		72,161		135,178	89,035
Income tax expense (benefit)	26,371	3,002		(15,707)		2,311		33,532	3,233
EBITDA for the year ended December 31, 2013	$1,993,880	$1,079,682		$341,223		$541,017		$(12,081)	$44,039

EBITDA for the year ended December 31, 2012	$2,120,102	$1,017,859		$532,412		$200,526		$281,289	$88,016

EBITDA as adjusted for comparability - OP basis:
For the year ended December 31, 2013	$1,660,139	$942,829	(1)	$341,223	(2)	$222,966	(3)	$-	$153,121	(4)
For the year ended December 31, 2012	$1,501,142	$810,206	(1)	$355,477	(2)	$216,436	(3)	$-	$119,023	(4)

See notes on the following page.

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(1)	The elements of "New York" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended December 31,		Year Ended December 31,
		2013	2012	2013	2012
	Office	$153,863	$141,569	$623,514	$552,273
	Retail	69,312	52,486	246,382	189,116
	Alexander's	11,069	9,952	42,210	40,362
	Hotel Pennsylvania	11,817	11,709	30,723	28,455
	Total New York	$246,061	$215,716	$942,829	$810,206

(2)	The elements of "Washington, DC" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended December 31,		Year Ended December 31,
		2013	2012	2013	2012
	Office, excluding the Skyline Properties	$65,910	$61,805	$268,373	$272,513
	Skyline properties	6,953	7,910	29,499	40,037
	Total Office	72,863	69,715	297,872	312,550
	Residential	10,396	10,958	43,351	42,927
	Total Washington, DC	$83,259	$80,673	$341,223	$355,477

(3)	The elements of "Retail Properties" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended December 31,		Year Ended December 31,
		2013	2012	2013	2012
	Strip shopping centers	$40,547	$40,478	$157,269	$152,228
	Regional malls	17,600	17,219	65,697	64,208
	Total Retail properties	$58,147	$57,697	$222,966	$216,436

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(4)	The elements of "other" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended December 31,		Year Ended December 31,
		2013	2012	2013	2012
	Our share of Real Estate Fund:
	(Loss) income before net realized/unrealized gains	$(70)	$764	$1,676	$4,926
	Net unrealized gains	6,574	5,456	21,443	13,840
	Net realized gain	-	-	2,046	-
	Carried interest	8,341	5,838	24,306	5,838
	Total	14,845	12,058	49,471	24,604
	Merchandise Mart Building, 7 West 34th Street and trade shows	20,038	13,620	74,270	62,470
	555 California Street	10,296	9,138	42,667	40,544
	India real estate ventures	1,133	1,936	5,841	5,503
	Lexington(a)	-	2,770	2,770	9,696
	Other investments	4,765	6,839	23,636	28,074
		51,077	46,361	198,655	170,891
	Corporate general and administrative expenses(b)	(23,850)	(22,142)	(94,904)	(89,082)
	Investment income and other, net(b)	10,217	8,240	49,370	37,214
	Total Other	$37,444	$32,459	$153,121	$119,023

	(a)

In the first quarter of 2013, we began accounting for our investment in Lexington as a marketable equity security - available for sale. This investment was previously accounted for under the equity method.

	(b)	The amounts in these captions (for this table only) exclude income (expense) from the mark-to-market of our deferred compensation plan.

EBITDA BY SEGMENT AND REGION
(unaudited)

The following tables set forth the percentages of EBITDA, by operating segment and by geographic region (excluding discontinued operations and other gains and losses that affect comparability), from our New York, Washington, DC and Retail Properties segments.

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012

Segment
New York	64%	61%	62%	59%
Washington, DC	21%	23%	23%	26%
Retail Properties	15%	16%	15%	15%
	100%	100%	100%	100%

Region
New York City metropolitan area	75%	73%	73%	70%
Washington, DC / Northern Virginia metropolitan area	22%	23%	23%	26%
Puerto Rico	1%	2%	2%	2%
California	1%	1%	1%	1%
Other geographies	1%	1%	1%	1%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	December 31,	December 31,	(Decrease)
	2013	2012	Increase
ASSETS
Real estate, at cost:
Land	$4,205,815	$4,766,315	$(560,500)
Buildings and improvements	12,661,938	12,421,086	240,852
Development costs and construction in progress	1,354,350	920,273	434,077
Leasehold improvements and equipment	132,523	130,544	1,979
Total	18,354,626	18,238,218	116,408
Less accumulated depreciation and amortization	(3,410,933)	(3,072,269)	(338,664)
Real estate, net	14,943,693	15,165,949	(222,256)
Cash and cash equivalents	583,290	960,319	(377,029)
Restricted cash	262,440	183,256	79,184
Marketable securities	191,917	398,188	(206,271)
Tenant and other receivables, net	115,862	195,718	(79,856)
Investments in partially owned entities	1,166,443	1,226,256	(59,813)
Investment in Toys	83,224	478,041	(394,817)
Real Estate Fund investments	667,710	600,786	66,924
Mortgage and mezzanine loans receivable, net	170,972	225,359	(54,387)
Receivable arising from the straight-lining of rents, net	823,137	758,191	64,946
Deferred leasing and financing costs, net	413,726	405,004	8,722
Identified intangible assets, net	323,322	415,330	(92,008)
Assets related to discontinued operations	-	671,573	(671,573)
Other assets	351,488	381,079	(29,591)
Total assets	$20,097,224	$22,065,049	$(1,967,825)

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable	$8,331,993	$8,599,222	$(267,229)
Senior unsecured notes	1,350,855	1,358,008	(7,153)
Revolving credit facility debt	295,870	1,170,000	(874,130)
Accounts payable and accrued expenses	422,276	484,746	(62,470)
Deferred revenue	542,998	596,067	(53,069)
Deferred compensation plan	116,515	105,200	11,315
Deferred tax liabilities	1,280	15,305	(14,025)
Liabilities related to discontinued operations	-	487,271	(487,271)
Other liabilities	437,073	400,934	36,139
Total liabilities	11,498,860	13,216,753	(1,717,893)
Redeemable noncontrolling interests	1,003,620	944,152	59,468
Vornado shareholders' equity	6,765,232	6,850,935	(85,703)
Noncontrolling interests in consolidated subsidiaries	829,512	1,053,209	(223,697)
Total liabilities, redeemable noncontrolling interests and equity	$20,097,224	$22,065,049	$(1,967,825)

CAPITAL STRUCTURE
(unaudited and in thousands, except per share amounts)

Debt:			December 31, 2013
Consolidated debt:
Mortgages payable			$8,331,993
Senior unsecured notes			1,350,855
$2.5 billion revolving credit facilities			295,870
			9,978,718
Pro rata share of non-consolidated debt:
Toys			1,861,485
All other partially owned entities			2,327,918
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas and 555 California Street)			(465,000)
Total debt			13,703,121

Perpetual Preferred:	Shares/Units	Par Value
5.00% Preferred Unit (D-16) (1 unit @ $1,000)			1,000
6.625% Series G Preferred Shares	8,000	25.00	200,000
6.625% Series I Preferred Shares	10,800	25.00	270,000
6.875% Series J Preferred Shares	9,850	25.00	246,250
5.70% Series K Preferred Shares	12,000	25.00	300,000
5.40% Series L Preferred Shares	12,000	25.00	300,000
			1,317,250

		December 31, 2013
	Converted	Common
Equity:	Shares	Share Price
Common shares	187,285	$88.79	16,629,035
Class A units	10,526	88.79	934,604
Convertible share equivalents:
Equity awards - unit equivalents	766	88.79	68,013
D-13 preferred units	526	88.79	46,704
G1-G4 units	95	88.79	8,435
Series A preferred shares	47	88.79	4,173
			17,690,964
Total Market Capitalization			$32,711,335

DEBT ANALYSIS
(unaudited and in thousands)
			As of December 31, 2013
			Total			Variable		Fixed
				Weighted			Weighted		Weighted
				Average			Average		Average
			Amount	Interest Rate		Amount	Interest Rate	Amount	Interest Rate
Consolidated debt			$9,978,718	4.44%		$1,064,730	2.01%	$8,913,988	4.73%
Pro rata share of non-consolidated debt:
Toys			1,861,485	6.56%		1,179,001	5.45%	682,484	8.47%
All other			2,327,918	5.50%		196,240	2.09%	2,131,678	5.81%
Total			14,168,121	4.89%		2,439,971	3.68%	11,728,150	5.14%
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas and 555 California Street)			(465,000)			-		(465,000)
Company's pro rata share of total debt			$13,703,121	4.92%		$2,439,971	3.68%	$11,263,150	5.19%

Debt Covenant Ratios: (1)	Senior Unsecured Notes					Revolving Credit Facilities		Unencumbered EBITDA
		Actual							4Q 2013
	Required	Due 2015	Due 2022	Due 2039		Required	Actual		Annualized
Total Outstanding Debt / Total Assets (2)	Less than 65%	39%	39%	41%		Less than 60%	31%	New York	$397,432
Secured Debt / Total Assets	Less than 50%	33%	33%	35%		Less than 50%	28%	Washington, DC	195,232
Interest Coverage Ratio (Annualized Combined								Retail Properties	78,520
EBITDA to Annualized Interest Expense)	Greater than 1.50	2.82	2.82	2.82			N/A	Other	53,412
Fixed Charge Coverage		N/A	N/A	N/A		Greater than 1.40	2.50	Total	$724,596
Unencumbered Assets / Unsecured Debt	Greater than 150%	737%	737%	714%			N/A
Unsecured Debt / Cap Value of Unencumbered Assets		N/A	N/A	N/A		Less than 60%	6%
Unencumbered Coverage Ratio		N/A	N/A	N/A		Greater than 1.50	8.48

		Senior Unsecured Notes
		Due 2015	Due 2022	Due 2039
Settlement Date		3/26/2010	12/7/2011	9/30/2009
Principal Amount		$ 500,000	$ 400,000	$ 452,500
Issue Price		99.834%	99.546%	100.000%
Coupon		4.250%	5.000%	7.875%
Effective economic interest rate		4.287%	5.057%	7.875%
Ratings:
Moody's		Baa2	Baa2	Baa2
S&P		BBB	BBB	BBB
Fitch		BBB	BBB	BBB
Maturity Date / Put Date		4/1/2015	1/15/2022	10/1/2039	(3)

(1)

Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes and revolving credit facilities, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(2)	Total assets includes EBITDA capped at 7.5% under the senior unsecured notes and 6.0% under the revolving credit facilities.

(3)	These notes may be redeemed at our option in whole or in part beginning October 1, 2014, at a price equal to the principal amount plus accrued interest.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2014	2015	2016	2017	2018	Thereafter	Total
1730 M and 1150 17th Street	06/14	L+140	1.56%	$43,581	$-	$-	$-	$-	$-	$43,581
1550 and 1750 Crystal Drive	11/14		7.81%	70,623	-	-	-	-	-	70,623
2200 / 2300 Clarendon Boulevard	01/15	L+75	0.92%	-	41,279	-	-	-	-	41,279
Senior unsecured notes due 2015	04/15		4.25%	-	499,793	-	-	-	-	499,793
River House Apartments	04/15		5.43%	-	195,546	-	-	-	-	195,546
909 Third Avenue	04/15		5.64%	-	194,910	-	-	-	-	194,910
888 Seventh Avenue	01/16		5.71%	-	-	318,554	-	-	-	318,554
510 5th Avenue	01/16		5.60%	-	-	30,740	-	-	-	30,740
770 Broadway	03/16		5.65%	-	-	353,000	-	-	-	353,000
Bowen Building	06/16		6.14%	-	-	115,022	-	-	-	115,022
Montehiedra Town Center	07/16		6.04%	-	-	120,000	-	-	-	120,000
$1.25 Billion unsecured revolving credit facility	11/16	L+125	-	-	-	-	-	-	-	-
Merchandise Mart	12/16		5.57%	-	-	550,000	-	-	-	550,000
350 Park Avenue	01/17		3.75%	-	-	-	300,000	-	-	300,000
100 West 33rd Street - office and retail	03/17	L+250	2.67%	-	-	-	325,000	-	-	325,000
2011 Crystal Drive	08/17		7.30%	-	-	-	78,529	-	-	78,529
North Bergen (Tonnelle Avenue)	01/18		4.59%	-	-	-	-	75,000	-	75,000
220 20th Street	02/18		4.61%	-	-	-	-	72,579	-	72,579
Two Penn Plaza	03/18		5.13%	-	-	-	-	425,000	-	425,000
River House Apartments	04/18	(2)	1.54%	-	-	-	-	64,000	-	64,000
828-850 Madison Avenue Condominium - retail	06/18		5.29%	-	-	-	-	80,000	-	80,000
$1.25 Billion unsecured revolving credit facility	06/18	L+115	1.32%	-	-	-	-	295,870	-	295,870
435 Seventh Avenue - retail	08/19	L+225	2.41%	-	-	-	-	-	98,000	98,000
4 Union Square South - retail	11/19	L+215	2.32%	-	-	-	-	-	120,000	120,000
Cross-collateralized mortgages on 40
strip shopping centers	09/20	(3)	4.08%	-	-	-	-	-	620,465	620,465
Eleven Penn Plaza	12/20		3.95%	-	-	-	-	-	450,000	450,000
Borgata Land	02/21		5.14%	-	-	-	-	-	59,309	59,309
West End 25	06/21		4.88%	-	-	-	-	-	101,671	101,671
555 California Street	09/21		5.10%	-	-	-	-	-	600,000	600,000
Senior unsecured notes due 2022	01/22		5.00%	-	-	-	-	-	398,562	398,562
Skyline Properties	02/22		2.97%	-	-	-	-	-	678,000	678,000
1290 Avenue of the Americas	11/22		3.34%	-	-	-	-	-	950,000	950,000
2121 Crystal Drive	03/23		5.51%	-	-	-	-	-	148,326	148,326
666 Fifth Avenue Retail Condominium	03/23		3.61%	-	-	-	-	-	390,000	390,000
Bergen Town Center	04/23		3.56%	-	-	-	-	-	300,000	300,000
2101 L Street	08/24		3.97%	-	-	-	-	-	150,000	150,000

See notes on the following page.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2014	2015	2016	2017	2018	Thereafter	Total
1215 Clark Street, 200 12th Street &
251 18th Street	01/25		7.94%	$-	$-	$-	$-	$-	$100,499	$100,499
Senior unsecured notes due 2039	10/39		7.88%	-	-	-	-	-	452,500	452,500
Other properties	Various			28,344	12,399	-	-	28,760	41,794	111,297
Purchase accounting valuation adjustments	Various			205	(196)	-	-	-	1,054	1,063

Total				$142,753	$943,731	$1,487,316	$703,529	$1,041,209	$5,660,180	$9,978,718

Weighted average rate				5.26%	4.67%	5.70%	3.65%	3.72%	4.28%	4.44%

Fixed rate debt				$99,172	$902,452	$1,487,316	$378,529	$664,339	$5,382,180	$8,913,988
Fixed weighted average rate expiring				6.88%	4.85%	5.70%	4.49%	5.05%	4.38%	4.73%

Floating rate debt				$43,581	$41,279	$-	$325,000	$376,870	$278,000	$1,064,730
Floating weighted average rate expiring				1.56%	0.92%	-	2.67%	1.36%	2.36%	2.01%

(1)				Represents the extended maturity for certain loans in which we have the unilateral right, ability and intent to extend.

(2)				Interest at the Freddie Mac Reference Note Rate plus 1.53%.

(3)				Interest on a $560,465 fixed rate loan at 4.26%. Interest on a $60,000 variable rate loan is at LIBOR plus 1.36%, subject to a LIBOR floor of 1.00%.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
			As of December 31, 2013
				Debt
		Percentage	Company's	Company's
	Asset	Ownership at	Carrying	Pro rata	100% of
Joint Venture Name	Category	December 31, 2013	Amount	Share	Joint Venture

Toys	Retailer	32.6%	$83,224	$1,861,485	$5,702,247

Alexander's, Inc.	Office/Retail	32.4%	$167,785	$340,187	$1,049,959

India real estate ventures	Office/Land	4.1% to 36.5%	88,467	49,755	199,021

Partially owned office buildings:
280 Park Avenue	Office	49.5%	237,398	365,536	738,704
650 Madison Avenue	Office/Retail	20.1%	117,985	161,024	800,000
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	57,546	16,001	31,742
West 57th Street properties	Office	50.0%	56,869	10,000	20,000
One Park Avenue	Office	30.3%	56,144	75,740	250,000
666 Fifth Avenue Office Condominium	Office	49.5%	40,878	579,279	1,170,261
330 Madison Avenue	Office	25.0%	29,821	37,500	150,000
Warner Building	Office	55.0%	16,992	160,985	292,700
Fairfax Square	Office	20.0%	5,110	13,844	69,219
1101 17th Street	Office	55.0%	-	17,050	31,000
Other partially owned office buildings	Office	Various	2,551	26,957	69,133

Other investments:
Independence Plaza	Residential	50.1%	161,638	275,550	550,000
Monmouth Mall	Retail	50.0%	6,759	78,743	157,485
Other investments	Various	Various	120,500	119,767	1,002,024
			$1,166,443	$2,327,918	$6,581,248

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage	Our Share of Net Income (Loss) for the			Our Share of EBITDA for the
	Ownership at	Three Months Ended December 31,			Three Months Ended December 31,
Joint Venture Name	December 31, 2013	2013	2012		2013	2012

Toys	32.6%	$(293,066)	$(73,837)		$(176,808)	$(29,148)

New York:
Alexander's, Inc. (decrease due to sale of Kings Plaza in November 2012)	32.4%	$4,936	$185,433		$11,069	$191,908
650 Madison Avenue	20.1%	(2,229)	-		3,058	-
Independence Plaza	50.1%	(2,850)	-		3,718	-
280 Park Avenue	49.5%	(2,069)	(2,243)		5,346	4,905
666 Fifth Avenue Office Condominium	49.5%	1,935	1,765		7,183	4,689
330 Madison Avenue	25.0%	1,459	1,573		2,346	2,439
West 57th Street properties	50.0%	126	282		548	801
One Park Avenue	30.3%	68	233		1,974	1,908
Other	Various	131	385		1,427	1,165
		1,507	187,428		36,669	207,815

Washington, DC:
1101 17th Street	55.0%	2,252	656		692	840
Warner Building	55.0%	(1,880)	(2,748)		1,942	976
Rosslyn Plaza	43.7% to 50.4%	(1,207)	723		1,495	2,763
Fairfax Square	20.0%	(59)	(47)		505	462
Other	Various	471	375		1,372	1,295
		(423)	(1,041)		6,006	6,336

Retail Properties:
Monmouth Mall	50.0%	562	422		2,474	2,293
Other	Various	23	(4)		117	111
		585	418		2,591	2,404

Other:
Alexander's corporate fee income	32.4%	1,664	8,131		1,664	8,131
India real estate ventures	4.1% to 36.5%	(903)	(482)		1,133	1,936
Lexington(1)	n/a	-	28,369		-	36,578
LNR(2)	n/a	-	26,951		-	27,418
Downtown Crossing, Boston(3)	n/a	-	(437)		-	(437)
Other(4)	Various	(2,529)	105,439	(5)	5,926	112,378	(5)
		(1,768)	167,971		8,723	186,004

		$(99)	$354,776		$53,989	$402,559

(1)	In the first quarter of 2013, we began accounting for our investment in Lexington as a marketable equity security - available for sale.

(2)	On April 19, 2013, LNR was sold for $1.053 billion. We owned 26.2% of LNR and received net proceeds of $240,474.

(3)	On April 24, 2013, the joint venture sold the site in Downtown Crossing, Boston, and we received approximately $45,000 for our 50% interest.

(4)	Includes interests in 85 10th Avenue, Fashion Centre Mall, 50-70 West 93rd Street and others.

(5)

Includes $105,366 of income comprised of (i) $60,396 from the accelerated amortization of discount on investment in subordinated debt of the property and (ii) a $44,970 purchase price fair value adjustment from the exercise of a warrant to acquire 25% of the equity interest in the property.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

Percentage	Our Share of Net Income (Loss) for the	Our Share of EBITDA for the
Ownership at	Year Ended December 31,	Year Ended December 31,
Joint Venture Name	December 31, 2013	2013	2012	2013	2012

Toys	32.6%	$(362,377)	$14,859	$(12,081)	$281,289

New York:
Alexander's, Inc. (decrease due to sale of Kings Plaza in November 2012)	32.4%	$17,721	$204,643	$42,210	$231,385
280 Park Avenue	49.5%	(8,549)	(11,510)	20,350	20,752
666 Fifth Avenue Office Condominium	49.5%	7,711	7,009	27,585	17,927
Independence Plaza	50.1%	(6,049)	-	10,543	-
330 Madison Avenue	25.0%	5,173	3,609	8,807	7,432
650 Madison Avenue	20.1%	(2,229)	-	3,058	-
One Park Avenue	30.3%	1,122	1,123	8,098	8,136
West 57th Street properties	50.0%	541	1,014	2,466	3,092
Other	Various	86	1,885	5,452	4,473
15,527	207,773	128,569	293,197

Washington, DC:
Warner Building	55.0%	(8,226)	(10,186)	6,906	4,176
Rosslyn Plaza	43.7% to 50.4%	(3,365)	822	6,287	9,402
1101 17th Street	55.0%	3,248	2,576	2,665	3,358
Fairfax Square	20.0%	(146)	(132)	2,099	2,059
Other	Various	1,521	1,308	5,174	4,968
(6,968)	(5,612)	23,131	23,963

Retail Properties:
Monmouth Mall	50.0%	2,012	1,429	9,556	8,924
Other	Various	85	29	467	487
2,097	1,458	10,023	9,411

Other:
LNR (1)	n/a	18,731	66,270	20,443	73,424
Alexander's corporate fee income	32.4%	6,681	13,748	6,681	13,748
India real estate ventures	4.1% to 36.5%	(3,533)	(5,008)	5,841	3,654
Downtown Crossing, Boston (2)	n/a	(2,364)	(1,309)	(2,364)	(1,309)
Lexington (3)	n/a	(979)	28,740	6,931	61,358
Other (4)	Various	(5,600)	102,207	(5)	27,185	135,357	(5)
12,936	204,648	64,717	286,232

$23,592	$408,267	$226,440	$612,803

(1)	On April 19, 2013, LNR was sold for $1.053 billion. We owned 26.2% of LNR and received net proceeds of $240,474.

(2)

On April 24, 2013, the joint venture sold the site in Downtown Crossing, Boston, and we received approximately $45,000 for our 50% interest. In connection therewith we recognized a $2,335 impairment loss in the first quarter.

(3)	In the first quarter of 2013, we began accounting for our investment in Lexington as a marketable equity security - available for sale.

(4)	Includes interests in 85 10th Avenue, Fashion Centre Mall, 50-70 West 93rd Street and others.

(5)

Includes $105,366 of income comprised of (i) $60,396 from the accelerated amortization of discount on investment in subordinated debt of the property and (ii) a $44,970 purchase price fair value adjustment from the exercise of a warrant to acquire 25% of the equity interest in the property.

SQUARE FOOTAGE in service
(unaudited and square feet in thousands)
		Owned by Company
	Total
	Portfolio	Total	Office	Retail	Showroom	Other
Segment:
New York:
Office	19,799	16,358	16,175	-	183	-
Retail	2,389	2,166	-	2,166	-	-
Alexander's (32.4% interest)	2,178	706	287	419	-	-
Hotel Pennsylvania	1,400	1,400	-	-	-	1,400
Residential (1,653 units)	1,523	762	-	-	-	762
	27,289	21,392	16,462	2,585	183	2,162

Washington, DC:
Office, excluding the Skyline Properties	13,581	11,151	10,326	825	-	-
Skyline Properties	2,652	2,652	2,613	39	-	-
Total Office	16,233	13,803	12,939	864	-	-
Residential (2,405 units)	2,588	2,446	-	-	-	2,446
Other	379	379	-	9	-	370
	19,200	16,628	12,939	873	-	2,816

Retail Properties:
Strip Shopping Centers	14,951	14,572	-	14,572	-	-
Regional Malls	5,273	3,643	-	3,643	-	-
	20,224	18,215	-	18,215	-	-

Other:
Merchandise Mart	3,703	3,694	1,628	99	1,967	-
555 California Street (70% interest)	1,795	1,257	1,164	93	-	-
Primarily Warehouses	971	971	-	-	-	971
	6,469	5,922	2,792	192	1,967	971

Total square feet at December 31, 2013	73,182	62,157	32,193	21,865	2,150	5,949

Total square feet at September 30, 2013	73,434	62,536	32,444	21,704	2,283	6,105

			Number of	Number of
Parking Garages (not included above):		Square Feet	Garages	Spaces
New York		1,668	10	4,909
Washington, DC		8,935	56	29,611
Merchandise Mart		558	4	1,681
555 California Street		168	1	453
Total at December 31, 2013		11,329	71	36,654

				Building Owned
Number of Toys stores (not included above):		Total	Owned	on Leased Ground	Leased
Domestic		879	287	222	370
International		700	78	26	596
Total Owned and Leased		1,579	365	248	966
Franchised Stores		177
Total at December 31, 2013		1,756

TOP 30 TENANTS
(unaudited)

		2013
		Annualized	% of 2013
	Square	Revenues	Annualized
Tenants	Footage	(in thousands)	Revenues

U.S. Government	4,313,480	$152,423	5.7%
Bank of America	800,692	43,825	1.6%
Draftfcb	744,174	40,739	1.5%
Limited Brands	524,507	37,808	1.4%
Macy's	1,236,927	37,505	1.4%
AXA Equitable Life Insurance	423,174	37,235	1.4%
McGraw-Hill Companies, Inc.	479,557	26,941	1.0%
Ziff Brothers Investments, Inc.	287,030	26,020	1.0%
Madison Square Garden	408,007	24,897	0.9%
New York Stock Exchange	381,425	24,220	0.9%
J. Crew	396,215	23,917	0.9%
Hennes & Mauritz	105,997	23,788	0.9%
Sears Holding Company (Kmart Corporation and Sears Corporation)	923,560	20,167	0.7%
Forever 21	151,185	20,119	0.7%
Motorola Mobility (owned by Google)	607,872	20,065	0.7%
Family Health International	434,926	19,423	0.7%
The Home Depot	993,541	19,273	0.7%
AOL	230,365	18,730	0.7%
Rainbow Media Holdings	256,962	16,785	0.6%
Wal-Mart	1,438,730	16,682	0.6%
JCPenney	530,370	16,175	0.6%
Bryan Cave LLP	213,946	15,173	0.6%
Morrison & Foerster LLP	167,004	14,584	0.5%
Lockheed Martin	324,552	14,406	0.5%
Cushman & Wakefield	166,287	13,725	0.5%
Lowe's	976,415	12,723	0.5%
Best Buy	529,812	12,651	0.5%
Information Builders, Inc.	243,486	12,219	0.5%
Boeing	265,659	11,574	0.4%
The TJX Companies, Inc.	551,992	11,276	0.4%

LEASE EXPIRATIONS
NEW YORK SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent

Office:	Month to Month	36,000	$1,620,000	$45.00	0.2%

	First Quarter 2014	83,000	4,816,000	58.02	0.5%
	Second Quarter 2014	250,000	16,792,000	67.17	1.9%
	Third Quarter 2014	207,000	14,021,000	67.73	1.5%
	Fourth Quarter 2014	258,000	16,859,000	65.34	1.7%
	Total 2014	798,000	52,488,000	65.77	5.6%
	2015	1,579,000	87,965,000	55.71	9.6%
	2016	1,204,000	72,933,000	60.58	7.8%
	2017	1,184,000	70,550,000	59.59	7.6%
	2018	1,006,000	72,236,000	71.81	7.7%
	2019	953,000	59,502,000	62.44	6.5%
	2020	1,270,000	74,114,000	58.36	8.2%
	2021	1,118,000	69,518,000	62.18	7.5%
	2022	1,197,000	74,878,000	62.55	8.3%
	2023	1,582,000	107,319,000	67.84	11.9%

Retail:	Month to Month	41,000	$7,191,000	$175.39	3.6%

	First Quarter 2014	61,000	8,183,000	134.15	4.1%
	Second Quarter 2014	1,000	399,000	399.00	0.2%
	Third Quarter 2014	1,000	275,000	275.00	0.1%
	Fourth Quarter 2014	4,000	734,000	183.50	0.4%
	Total 2014	67,000	9,591,000	143.15	4.8%
	2015	142,000	30,637,000	215.75	15.5%
	2016	222,000	21,173,000	95.37	10.7%
	2017	166,000	9,094,000	54.78	4.6%
	2018	220,000	41,672,000	189.42	21.0%
	2019	106,000	23,907,000	225.54	12.1%
	2020	93,000	10,683,000	114.87	5.4%
	2021	38,000	7,184,000	189.05	3.6%
	2022	23,000	3,569,000	155.17	1.8%
	2023	137,000	31,395,000	229.16	15.8%

LEASE EXPIRATIONS
WASHINGTON, DC SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent

Office:	Month to Month	115,000	$4,564,000	$39.82	1.0%

	First Quarter 2014	329,000	12,999,000	39.52	2.9%
	Second Quarter 2014	197,000	8,763,000	44.44	2.0%
	Third Quarter 2014	630,000	22,973,000	36.50	5.2%
	Fourth Quarter 2014	184,000	8,027,000	43.60	1.8%
	Total 2014	1,340,000	52,762,000	39.38	11.9%
	2015	1,690,000	69,763,000	41.29	15.8%
	2016	1,160,000	50,018,000	43.12	11.3%
	2017	647,000	26,009,000	40.19	5.9%
	2018	1,040,000	44,659,000	42.94	10.1%
	2019	1,289,000	54,658,000	42.39	12.4%
	2020	636,000	32,330,000	50.82	7.3%
	2021	549,000	24,632,000	44.84	5.6%
	2022	866,000	38,161,000	44.08	8.6%
	2023	172,000	7,612,000	44.32	1.7%

LEASE EXPIRATIONS
RETAIL PROPERTIES SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent

Strip Shopping Centers:	Month to Month	53,000	$1,088,000	$20.55	0.6%

	First Quarter 2014	155,000	1,389,000	8.99	0.7%
	Second Quarter 2014	134,000	2,974,000	22.15	1.5%
	Third Quarter 2014	85,000	2,070,000	24.27	1.1%
	Fourth Quarter 2014	257,000	3,892,000	15.17	2.0%
	Total 2014	631,000	10,325,000	16.37	5.3%
	2015	581,000	11,504,000	19.81	5.9%
	2016	785,000	11,928,000	15.19	6.1%
	2017	528,000	8,222,000	15.58	4.2%
	2018	1,601,000	22,455,000	14.02	11.5%
	2019	1,384,000	20,211,000	14.60	10.4%
	2020	899,000	11,573,000	12.87	5.9%
	2021	660,000	11,096,000	16.80	5.7%
	2022	996,000	12,387,000	12.43	6.3%
	2023	1,195,000	19,785,000	16.56	10.1%

Regional Malls:	Month to Month	39,000	$710,000	$18.00	1.1%

	First Quarter 2014	23,000	921,000	40.51	1.5%
	Second Quarter 2014	21,000	1,070,000	49.93	1.7%
	Third Quarter 2014	10,000	308,000	32.33	0.5%
	Fourth Quarter 2014	80,000	2,219,000	27.78	3.5%
	Total 2014	134,000	4,518,000	33.82	7.1%
	2015	140,000	5,192,000	37.17	8.2%
	2016	131,000	5,053,000	38.65	8.0%
	2017	350,000	3,178,000	9.07	5.0%
	2018	88,000	4,353,000	49.74	6.9%
	2019	149,000	5,793,000	38.84	9.1%
	2020	168,000	5,600,000	33.27	8.8%
	2021	414,000	5,514,000	13.32	8.7%
	2022	43,000	1,672,000	38.91	2.6%
	2023	55,000	1,991,000	36.04	3.1%

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York		Washington, DC	Retail Properties
(square feet in thousands)	Office	Retail	Office	Strips	Malls

Quarter Ended December 31, 2013
Total square feet leased	559	63	312	200	137
Our share of square feet leased:	425	52	276	200	135
Initial rent (1)	$59.45	$276.62	$40.03	$23.27	$25.19
Weighted average lease term (years)	9.4	9.5	5.3	8.4	4.6
Second generation relet space:
Square feet	298	50	179	129	88
Cash basis:
Initial rent (1)	$59.92	$283.31	$38.95	$18.78	$21.30
Prior escalated rent	$54.39	$135.08	$39.96	$16.96	$20.94
Percentage increase (decrease)	10.2%	109.7%	(2.5%)	10.7%	1.7%
GAAP basis:
Straight-line rent (2)	$58.79	$312.27	$38.53	$19.19	$21.57
Prior straight-line rent	$51.87	$217.85	$37.26	$16.34	$19.79
Percentage increase	13.3%	43.3%	3.4%	17.4%	9.0%
Tenant improvements and leasing commissions:
Per square foot	$67.95	$81.80	$26.84	$7.20	$4.77
Per square foot per annum	$7.23	$8.61	$5.06	$0.86	$1.04
Percentage of initial rent	12.2%	3.1%	12.6%	3.7%	4.1%

Year Ended December 31, 2013
Total square feet leased	2,410	138	1,836	1,388	674
Our share of square feet leased:	2,024	121	1,392	1,388	600
Initial rent (1)	$60.78	$268.52	$39.91	$17.27	$26.39
Weighted average lease term (years)	11.0	8.6	7.0	6.2	8.1
Second generation relet space:
Square feet	1,716	103	910	959	205
Cash basis:
Initial rent (1)	$60.04	$262.67	$40.91	$16.57	$23.59
Prior escalated rent	$56.84	$117.45	$41.16	$15.18	$22.76
Percentage increase (decrease)	5.6%	123.7%	(0.6%)	9.2%	3.6%
GAAP basis:
Straight-line rent (2)	$59.98	$293.45	$40.87	$16.91	$24.04
Prior straight-line rent	$52.61	$152.34	$39.36	$14.76	$21.87
Percentage increase	14.0%	92.6%	3.8%	14.6%	9.9%
Tenant improvements and leasing commissions:
Per square foot	$61.78	$100.93	$33.24	$3.96	$20.69
Per square foot per annum	$5.61	$11.64	$4.75	$0.64	$2.55
Percentage of initial rent	9.2%	4.3%	11.9%	3.7%	9.7%

LEASING ACTIVITY
(unaudited)

	New York		Washington, DC	Retail Properties
(square feet in thousands)	Office	Retail	Office	Strips	Malls

Year Ended December 31, 2012
Total square feet leased	1,950	192	2,111	1,276	146
Our share of square feet leased:	1,754	185	1,901	1,276	101
Initial rent (1)	$57.15	$110.71	$40.55	$18.65	$38.45
Weighted average lease term (years)	9.3	11.9	7.3	8.2	5.3
Second generation relet space:
Square feet	1,405	154	1,613	941	17
Cash basis:
Initial rent (1)	$57.88	$110.21	$39.27	$15.98	$64.85
Prior escalated rent	$55.31	$88.47	$39.13	$14.58	$60.78
Percentage increase	4.6%	24.6%	0.4%	9.6%	6.7%
GAAP basis:
Straight-line rent (2)	$57.34	$115.97	$38.96	$16.49	$66.24
Prior straight-line rent	$54.64	$89.52	$37.67	$13.69	$58.61
Percentage increase	4.9%	29.5%	3.4%	20.5%	13.0%
Tenant improvements and leasing commissions:
Per square foot	$54.45	$32.52	$35.49	$7.48	$18.66
Per square foot per annum	$5.85	$2.73	$4.86	$0.91	$3.52
Percentage of initial rent	10.2%	2.5%	12.0%	4.9%	9.2%

(1)

Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

OCCUPANCY AND SAME STORE EBITDA
(unaudited)

			New York	Washington, DC(1)	Retail Properties

Occupancy rate at:
	December 31, 2013		96.8%	83.4%	94.3%
	September 30, 2013		96.0%	83.6%	94.3%
	December 31, 2012		96.1%	84.1%	93.7%

GAAP basis same store EBITDA % increase (decrease):
	Three months ended December 31, 2013 vs. December 31, 2012		6.7%	4.1%	3.1%
	Year Ended December 31, 2013 vs. December 31, 2012		5.5%	(2.8%)	2.8%
	Three months ended December 31, 2013 vs. September 30, 2013		3.9%	(3.1%)	3.2%

Cash basis same store EBITDA % increase (decrease):
	Three months ended December 31, 2013 vs. December 31, 2012		4.4%	2.8%	5.1%
	Year Ended December 31, 2013 vs. December 31, 2012		7.7%	(3.8%)	3.7%
	Three months ended December 31, 2013 vs. September 30, 2013		1.9%	(3.6%)	3.7%

(1)	The total office occupancy rates for the Washington, DC segment were as follows:

	December 31, 2013	80.7%
	September 30, 2013	80.7%
	December 31, 2012	81.2%

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

CONSOLIDATED
(unaudited and in thousands)
	Year Ended
Capital expenditures (accrual basis):	2013	2012	2011
Expenditures to maintain assets	$73,130	$69,912	$58,463
Tenant improvements	152,319	177,743	138,076
Leasing commissions	56,638	57,961	43,613
Non-recurring capital expenditures	12,099	6,902	19,442
Total capital expenditures and leasing commissions (accrual basis)	294,186	312,518	259,594
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	155,035	105,350	90,799
Expenditures to be made in future periods for the current period	(150,067)	(170,744)	(146,062)
Total capital expenditures and leasing commissions (cash basis)	$299,154	$247,124	$204,331

Our share of square feet leased	5,525	5,217	5,366
Tenant improvements and leasing commissions per square foot per annum	$4.33	$4.16	$3.88
Percentage of initial rent	9.5%	9.6%	8.9%

Development and redevelopment expenditures:
220 Central Park South	$243,687	$12,191	$1,248
Springfield Mall	68,716	18,278	511
Marriott Marquis Times Square - retail and signage	40,356	9,092	-
1290 Avenue of the Americas	13,865	16,778	795
330 West 34th Street	6,832	8	412
Metropolitan Park 4 & 5	6,289	3,008	1,189
1135 Third Avenue	5,247	439	-
New York LED Signage	5,042	8,406	22
Other	79,383	88,673	77,307
	$469,417	$156,873	$81,484

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

NEW YORK SEGMENT
(unaudited and in thousands)
	Year Ended
Capital expenditures (accrual basis):	2013	2012	2011
Expenditures to maintain assets	$34,553	$27,434	$22,698
Tenant improvements	87,275	71,572	76,493
Leasing commissions	39,348	27,573	28,072
Non-recurring capital expenditures	11,579	5,822	17,157
Total capital expenditures and leasing commissions (accrual basis)	172,755	132,401	144,420
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	56,345	41,975	43,392
Expenditures to be made in future periods for the current period	(91,107)	(76,283)	(79,941)
Total capital expenditures and leasing commissions (cash basis)	$137,993	$98,093	$107,871

Our share of square feet leased	2,145	1,939	2,493
Tenant improvements and leasing commissions per square foot per annum	$5.89	$5.48	$5.21
Percentage of initial rent	8.1%	8.8%	9.1%

Development and redevelopment expenditures:
Marriott Marquis Times Square - retail and signage	$40,356	$9,092	$-
1290 Avenue of the Americas	13,865	16,778	795
330 West 34th Street	6,832	8	412
1135 Third Avenue	5,247	439	-
LED Signage	5,042	8,406	22
Other	14,643	16,837	14,231
	$85,985	$51,560	$15,460

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

WASHINGTON, DC SEGMENT
(unaudited and in thousands)
	Year Ended
Capital expenditures (accrual basis):	2013	2012	2011
Expenditures to maintain assets	$22,165	$20,582	$18,939
Tenant improvements	39,156	50,384	33,803
Leasing commissions	9,551	13,151	9,114
Non-recurring capital expenditures	-	-	-
Total capital expenditures and leasing commissions (accrual basis)	70,872	84,117	61,856
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	26,075	24,370	13,517
Expenditures to be made in future periods for the current period	(36,702)	(43,600)	(33,530)
Total capital expenditures and leasing commissions (cash basis)	$60,245	$64,887	$41,843

Our share of square feet leased	1,392	1,901	1,557
Tenant improvements and leasing commissions per square foot per annum	$4.75	$4.86	$4.47
Percentage of initial rent	11.9%	12.0%	10.8%

Development and redevelopment expenditures:
Metropolitan Park 4 & 5	$6,289	$3,008	$1,189
Other	35,412	36,326	19,307
	$41,701	$39,334	$20,496

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

RETAIL PROPERTIES SEGMENT
(unaudited and in thousands)
	Year Ended
Capital expenditures (accrual basis):	2013	2012	2011
Expenditures to maintain assets	$5,664	$4,676	$6,448
Tenant improvements	12,431	9,052	6,515
Leasing commissions	2,113	2,368	2,114
Non-recurring capital expenditures	-	-	-
Total capital expenditures and leasing commissions (accrual basis)	20,208	16,096	15,077
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	5,562	10,353	9,705
Expenditures to be made in future periods for the current period	(14,011)	(7,754)	(7,058)
Total capital expenditures and leasing commissions (cash basis)	$11,759	$18,695	$17,724

Our share of square feet leased	1,988	1,377	1,316
Tenant improvements and leasing commissions per square foot per annum	$1.33	$1.04	$0.71
Percentage of initial rent	6.6%	5.2%	3.3%

Development and redevelopment expenditures:
Springfield Mall	$68,716	$18,278	$511
Other	25,210	35,268	41,817
	$93,926	$53,546	$42,328

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

OTHER
(unaudited and in thousands)
	Year Ended
Capital expenditures (accrual basis):	2013		2012		2011
Expenditures to maintain assets	$10,748		$17,220		$10,378
Tenant improvements	13,457		46,735		21,265
Leasing commissions	5,626		14,869		4,313
Non-recurring capital expenditures	520		1,080		2,285
Total capital expenditures and leasing commissions (accrual basis)	30,351		79,904		38,241
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	67,053		28,652		24,185
Expenditures to be made in future periods for the current period	(8,247)		(43,107)		(25,533)
Total capital expenditures and leasing commissions (cash basis)	$89,157	(1)	$65,449	(1)	$36,893

Development and redevelopment expenditures:
220 Central Park South	$243,687		$12,191		$1,248
Other	4,118		242		1,952
	$247,805		$12,433		$3,200

(1)

Includes tenant improvements and leasing commissions aggregating $61,895 and $24,354 in the year ended December 31, 2013 and 2012, respectively, in connection with the 608,000 square foot Motorola Mobility lease at the Merchandise Mart.

DEVELOPMENT COSTS AND CONSTRUCTION IN PROGRESS
(unaudited and in thousands, except square feet)
	Square Feet
			At December 31, 2013
Development Projects			Total	Development Costs Expended	Land and Acquisition Costs
New York:
1535 Broadway - Marriott Marquis - Retail & Signage	103,000		$292,101	$52,101	$240,000
220 Central Park South - Residential Condominiums	472,000	(1)	499,611	47,721	451,890
Other			87,212	87,212	-
Total New York			878,924	187,034	691,890

Washington, DC:
Metropolitan Park 4 & 5 - Residential Rental / Retail	618,000		50,061	10,061	40,000
Other			66,919	66,919	-
Total Washington, DC			116,980	76,980	40,000

Retail:
Springfield Mall	724,000		328,359	88,359	240,000
Other			26,610	26,610	-
Total Retail			354,969	114,969	240,000

Other Projects			3,477	3,477	-

Total Amount on the Balance Sheet			$1,354,350	$382,460	$971,890

	Square Feet		Total

Undeveloped Land

Washington, DC:
1851 South Bell Street - Office	748,000		$32,894
Metropolitan Park 6, 7 & 8:
Retail	23,818
Residential (1,403 Units)			82,898
PenPlace:
Office	553,000
Hotel (300 Units)			46,866
Square 649 - Office	675,000		11,597
Total			$174,255

(1) Zoning square feet.

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK:
Penn Plaza:
One Penn Plaza								Cisco, MWB Leasing, Parsons Brinkerhoff,
(ground leased through 2098)								United Health Care, United States Customs Department,
-Office	100.0%	96.7%	$55.60	2,240,000	2,240,000	-		URS Corporation Group Consulting, Lion Resources
-Retail	100.0%	98.9%	127.80	269,000	269,000	-		Bank of America, Kmart Corporation
	100.0%	97.0%	63.34	2,509,000	2,509,000	-	$-

Two Penn Plaza								EMC, Forest Electric, Information Builders, Inc.,
-Office	100.0%	96.8%	52.83	1,572,000	1,572,000	-		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	53.1%	174.04	47,000	47,000	-		Chase Manhattan Bank
	100.0%	95.5%	56.35	1,619,000	1,619,000	-	425,000

Eleven Penn Plaza
-Office	100.0%	99.5%	56.17	1,131,000	1,131,000	-		Macy's, Madison Square Garden, Rainbow Media Holdings
-Retail	100.0%	74.4%	188.84	17,000	17,000	-		PNC Bank National Association
	100.0%	99.1%	58.13	1,148,000	1,148,000	-	450,000

100 West 33rd Street
-Office	100.0%	99.2%	53.23	848,000	848,000	-	223,242	Draftfcb, Rocket Fuel

Manhattan Mall
-Retail	100.0%	96.1%	118.15	256,000	256,000	-	101,758	JCPenney, Aeropostale, Express, Victoria's Secret

330 West 34th Street
(ground leased through 2148 - 34.8%
ownership interest in the land)
-Office	100.0%	100.0%	43.92	622,000	95,000	527,000		City of New York
-Retail	100.0%	-	-	13,000	-	13,000
	100.0%	100.0%	43.92	635,000	95,000	540,000	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	244.24	43,000	43,000	-	98,000	Hennes & Mauritz

7 West 34th Street
-Retail	100.0%	100.0%	203.75	21,000	21,000	-	-	Express

484 Eighth Avenue
-Retail	100.0%	80.6%	70.09	16,000	16,000	-	-	T.G.I. Friday's

431 Seventh Avenue
-Retail	100.0%	100.0%	54.97	10,000	10,000	-	-

488 Eighth Avenue
-Retail	100.0%	100.0%	65.59	6,000	6,000	-	-

267 West 34th Street
-Retail	100.0%	100.0%	331.61	6,000	6,000	-	-

Total Penn Plaza				7,117,000	6,577,000	540,000	1,348,150

NEW YORK SEGMENT
PROPERTY TABLE
				Weighted		Square Feet
				Average				Under Development
		%	%	Annual Rent		Total		or Not Available	Encumbrances
Property		Ownership	Occupancy	PSF (1)		Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Midtown East:
909 Third Avenue										CMGRP Inc., Forest Laboratories, Geller & Company,
(ground leased through 2063)										Morrison Cohen LLP, Robeco USA Inc.,
	-Office	100.0%	100.0%	$55.55	(2)	1,343,000	1,343,000	-	$194,910	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street										Castle Harlan, Tournesol Realty LLC. (Peter Marino),
	-Office	100.0%	95.8%	60.94		536,000	536,000	-		Various showroom tenants
	-Retail	100.0%	100.0%	170.01		2,000	2,000	-
		100.0%	95.8%	61.35		538,000	538,000	-	-

715 Lexington
(ground leased through 2041)
	-Retail	100.0%	100.0%	226.84		23,000	23,000	-	-	New York & Company, Zales

966 Third Avenue
	-Retail	100.0%	100.0%	34.49		7,000	7,000	-	-	McDonald's

968 Third Avenue
	-Retail	50.0%	100.0%	232.79		6,000	6,000	-	-	Capital One Financial Corporation

Total Midtown East						1,917,000	1,917,000	-	194,910

Midtown West:
888 Seventh Avenue
(ground leased through 2067)										New Line Realty, Soros Fund, TPG-Axon Capital,
	-Office	100.0%	93.3%	82.95		862,000	862,000	-		Vornado Executive Headquarters
	-Retail	100.0%	100.0%	101.02		15,000	15,000	-		Redeye Grill L.P.
		100.0%	93.4%	83.26		877,000	877,000	-	318,554

1740 Broadway
	-Office	100.0%	100.0%	66.43		582,000	582,000	-		Davis & Gilbert, Limited Brands
	-Retail	100.0%	100.0%	102.91		19,000	19,000	-		Brasserie Cognac, Citibank
		100.0%	100.0%	67.58		601,000	601,000	-	-

57th Street - 5 buildings
	-Office	50.0%	83.7%	54.12		135,000	135,000	-		Various
	-Retail	50.0%	79.8%	58.40		53,000	53,000	-
		50.0%	82.6%	55.32		188,000	188,000	-	20,000

825 Seventh Avenue
	-Office	50.0%	100.0%	45.44		165,000	165,000	-		Young & Rubicam
	-Retail	100.0%	100.0%	238.97		4,000	4,000	-		Lindy's
			100.0%	50.02		169,000	169,000	-	18,983

Total Midtown West						1,835,000	1,835,000	-	357,537

Park Avenue:
280 Park Avenue										Cohen & Steers Inc., Credit Suisse (USA) Inc.,
	-Office	49.5%	100.0%	88.29		1,211,000	737,000	474,000		Investcorp International Inc.
	-Retail	49.5%	100.0%	216.21		18,000	4,000	14,000		Scottrade Inc.
		49.5%	100.0%	90.17		1,229,000	741,000	488,000	738,704

350 Park Avenue										Kissinger Associates Inc., Ziff Brothers Investment Inc.,
	-Office	100.0%	99.0%	87.80		552,000	552,000	-		MFA Financial Inc., M&T Bank
	-Retail	100.0%	100.0%	188.07		17,000	17,000	-		Fidelity Investment, AT&T Wireless, Valley National Bank
		100.0%	99.0%	90.79		569,000	569,000	-	300,000

Total Park Avenue						1,798,000	1,310,000	488,000	1,038,704

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average				Under Development
	%	%	Annual Rent	Total			or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property		In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Grand Central:
90 Park Avenue									Alston & Bird, Amster, Rothstein & Ebenstein,
-Office	100.0%	96.4%	$65.34	892,000		892,000	-		Capital One, First Manhattan Consulting
-Retail	100.0%	100.0%	87.98	26,000		26,000	-		Citibank
	100.0%	96.5%	65.98	918,000		918,000	-	$-

330 Madison Avenue									GPFT Holdco LLC, HSBC Bank AFS, Jones Lang LaSalle Inc.,
-Office	25.0%	93.9%	65.58	800,000		800,000	-		Wells Fargo
-Retail	25.0%	100.0%	272.09	32,000		32,000	-		Ann Taylor Retail Inc., Citibank
	25.0%	94.2%	73.52	832,000		832,000	-	150,000

510 Fifth Avenue
-Retail	100.0%	90.6%	135.56	64,000		64,000	-	30,740	Joe Fresh

Total Grand Central				1,814,000		1,814,000	-	180,740

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Janus Capital Group Inc., Citibank,
									GSL Enterprises Inc., Scout Capital Management,
-Office	100.0%	95.1%	76.99	262,000		262,000	-		Legg Mason Investment Counsel
-Retail	100.0%	100.0%	259.51	62,000		62,000	-		Citibank, Hennes & Mauritz
	100.0%	96.0%	111.92	324,000		324,000	-	-

666 Fifth Avenue									Citibank, Fulbright & Jaworski, Colliers International NY LLC,
-Office (Office Condo)	49.5%	87.0%	73.63	1,372,000		1,372,000	-	1,170,261	Integrated Holding Group, Vinson & Elkins LLP
-Retail (Office Condo)	49.5%	88.2%	169.25	46,000		46,000	-	-	HSBC Bank USA
-Retail (Retail Condo)	100.0%	100.0%	356.57	113,000	(3)	113,000	-	390,000	Uniqlo, Hollister, Swatch
		88.0%	97.39	1,531,000		1,531,000	-	1,560,261

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%	100.0%	70.50	292,000		292,000	-		Cosmetech Mably Int'l LLC.
-Retail	100.0%	100.0%	473.63	30,000		30,000	-		Coach, Prada
	100.0%	100.0%	108.06	322,000		322,000	-	-

650 Madison Avenue
-Office	20.1%	90.0%	99.00	521,000		521,000	-		Polo Ralph Lauren
-Retail	20.1%	100.0%	234.71	74,000		74,000	-		Crate & Barrel
	20.1%	91.3%	115.88	595,000		595,000	-	800,000

689 Fifth Avenue
-Office	100.0%	60.9%	73.04	75,000		75,000	-		Yamaha Artist Services Inc.
-Retail	100.0%	100.0%	712.41	17,000		17,000	-		MAC Cosmetics, Massimo Dutti
	100.0%	68.2%	191.18	92,000		92,000	-	-

655 Fifth Avenue
-Retail	92.5%	100.0%	154.03	57,000		57,000	-	-	Ferragamo

Total Madison/Fifth				2,921,000		2,921,000	-	2,360,261

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$54.64	960,000	960,000	-		AOL, J. Crew, Facebook, Structure Tone,
-Retail	100.0%	100.0%	58.02	166,000	166,000	-		Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%	100.0%	55.14	1,126,000	1,126,000	-	$353,000

One Park Avenue								Coty Inc., New York University,
-Office	30.3%	96.4%	44.03	857,000	857,000	-		Public Service Mutual Insurance
-Retail	30.3%	100.0%	61.49	87,000	87,000	-		Bank of Baroda, Citibank, Equinox
	30.3%	96.7%	45.64	944,000	944,000	-	250,000

4 Union Square South
-Retail	100.0%	100.0%	83.39	206,000	206,000	-	120,000	Burlington Coat Factory, Whole Foods Market, DSW, Forever 21

692 Broadway
-Retail	100.0%	100.0%	63.03	35,000	35,000	-	-	Equinox, Major League Baseball

Total Midtown South				2,311,000	2,311,000	-	723,000

Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Morrison & Foerster LLP,
								Hachette Book Group Inc. (lease not commenced), Bryan Cave LLP,
								Warner Music Group, Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	94.2%	71.88	2,046,000	2,046,000	-		Cella, Harper & Scinto, Columbia University, SSB Realty LLC
-Retail	70.0%	98.7%	140.72	67,000	67,000	-		Duane Reade, JPMorgan Chase Bank, Sovereign Bank
	70.0%	94.4%	74.06	2,113,000	2,113,000	-	950,000

608 Fifth Avenue (ground leased through 2026)
-Office	100.0%	86.3%	52.85	79,000	79,000	-
-Retail	100.0%	100.0%	308.40	47,000	47,000	-		Topshop (lease not yet commenced)
	100.0%	91.4%	148.17	126,000	126,000	-	-

Total Rockefeller Center				2,239,000	2,239,000	-	950,000

Wall Street/Downtown:
20 Broad Street (ground leased through 2081)
-Office	100.0%	99.3%	56.19	472,000	472,000	-	-	New York Stock Exchange

40 Fulton Street
-Office	100.0%	99.0%	36.52	244,000	244,000	-		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	93.60	5,000	5,000	-		TD Bank
	100.0%	99.0%	37.67	249,000	249,000	-	-

Total Wall Street/Downtown				721,000	721,000	-	-

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	201.68	160,000	160,000	-	-	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%	-	-	64,000	-	64,000	-

Total Times Square				224,000	160,000	64,000	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	$129.47	85,000	85,000	-	$-	Top Shop, Madewell, J. Crew

443 Broadway
-Retail	100.0%	100.0%	119.82	16,000	16,000	-	-	Necessary Clothing

334 Canal Street
-Retail	100.0%	-	-	15,000	-	15,000	-

155 Spring Street
-Retail	100.0%	100.0%	92.23	49,000	49,000	-	-	Sigrid Olsen

148 Spring Street
-Retail	100.0%	100.0%	104.20	7,000	7,000	-	-

150 Spring Street
-Retail	100.0%	100.0%	220.30	7,000	7,000	-	-	Sandro

Total Soho				179,000	164,000	15,000	-

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	562.14	18,000	18,000	-	80,000	Gucci, Chloe, Cartier

677-679 Madison Avenue
-Retail	100.0%	100.0%	434.56	8,000	8,000	-	-	Anne Fontaine

40 East 66th Street
-Retail	100.0%	100.0%	768.65	11,000	11,000	-	-	Dennis Basso, Nespresso USA, J. Crew

1131 Third Avenue
-Retail	100.0%	100.0%	164.55	22,000	11,000	11,000	-	Nike, Carlo Pazolini

Total Upper East Side				59,000	48,000	11,000	80,000

New Jersey:
Paramus
-Office	100.0%	97.6%	22.26	129,000	129,000	-	-	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	100.0%	60.91	42,000	42,000	-	-	Nike, Barneys

New York Office:

Total		96.0%	$63.48	20,800,000	19,799,000	1,001,000	$6,412,804

Vornado's Ownership Interest		96.6%	$62.03	17,119,000	16,358,000	761,000	$4,484,160

New York Retail:

Total		97.4%	$161.58	2,506,000	2,389,000	117,000	$820,498

Vornado's Ownership Interest		97.4%	$162.39	2,276,000	2,166,000	110,000	$820,498

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$95.21	885,000	885,000	-	$314,217	Bloomberg
-Retail	32.4%	100.0%	170.34	174,000	174,000	-	320,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	100.0%	106.10	1,059,000	1,059,000	-	634,217

Rego Park I, Queens	32.4%	100.0%	37.97	343,000	343,000	-	78,246	Sears, Burlington Coat Factory, Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens	32.4%	97.8%	40.22	609,000	609,000	-	269,496	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (4)	32.4%	100.0%	15.74	167,000	167,000	-	-	New World Mall LLC

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA	32.4%	100.0%	-	-	-	-	68,000	IKEA (ground lessee)
through 2041)

Property under Development:
Rego Park II Apartment Tower, Queens, NY	32.4%	-	-	250,000	-	250,000	-

Property to be Developed:
Rego Park III (adjacent to Rego Park II),	32.4%	-	-	-	-	-	-
Queens, NY (3.2 acres)

Total Alexander's		99.4%	70.23	2,428,000	2,178,000	250,000	1,049,959

Hotel Pennsylvania:
-Hotel (1700 Keys)	100.0%	-	-	1,400,000	1,400,000	-	-

Residential:
50-70 W 93rd Street (325 units)	49.9%	93.2%	-	283,000	283,000	-	45,825

Independence Plaza, Tribeca (1,328 units)
-Residential	50.1%	95.2%	-	1,190,000	1,190,000	-
-Retail	50.1%	100.0%	71.56	50,000	50,000	-
				1,240,000	1,240,000	-	550,000

Total Residential		94.8%		1,523,000	1,523,000	-	595,825

Total New York		96.4%	$73.89	28,657,000	27,289,000	1,368,000	$8,879,086

Vornado's Ownership Interest		96.8%	$73.84	22,344,000	21,392,000	952,000	$5,943,261

(1)			Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

(2)			Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $9.81 PSF.

(3)			75,000 square feet is leased from the office condo.

(4)			Leased by Alexander's through January 2037.

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
WASHINGTON, DC:
Crystal City:
2011-2451 Crystal Drive - 5 buildings	100.0%	84.5%	$43.89	2,316,000	2,316,000	-	$226,855	General Services Administration, Lockheed Martin,
								Conservation International, Smithsonian Institution,
								Natl. Consumer Coop. Bank, Council on Foundations,
								Vornado / Charles E. Smith Headquarters, KBR, Scitor Corp.,
								Food Marketing Institute, DRS Technologies

S. Clark Street / 12th Street - 5 buildings	100.0%	71.9%	42.83	1,528,000	1,528,000	-	60,674	General Services Administration,
								SAIC, Inc., Boeing, L-3 Communications,
								The Int'l Justice Mission, Management Systems International

1550-1750 Crystal Drive /	100.0%	75.9%	41.43	1,486,000	1,486,000	-	112,987	General Services Administration,
241-251 18th Street - 4 buildings								Alion Science & Technologies, Booz Allen,
								Arete Associates, Battelle Memorial Institute

1800, 1851 and 1901 South Bell Street	100.0%	96.9%	39.21	869,000	506,000	363,000	-	General Services Administration,
- 3 buildings								Lockheed Martin

2100 / 2200 Crystal Drive - 2 buildings	100.0%	99.2%	33.66	529,000	529,000	-	-	General Services Administration,
								Public Broadcasting Service

223 23rd Street / 2221 South Clark Street	100.0%	100.0%	39.55	309,000	84,000	225,000	-	General Services Administration
- 2 buildings

2001 Jefferson Davis Highway	100.0%	64.3%	35.85	162,000	162,000	-	-	Institute for the Psychology Sciences, VT Aepco, Inc.,
								National Crime Prevention

Crystal City Shops at 2100	100.0%	99.0%	22.63	80,000	80,000	-	-	Various

Crystal Drive Retail	100.0%	100.0%	44.02	57,000	57,000	-	-	Various

Total Crystal City	100.0%	81.9%	41.22	7,336,000	6,748,000	588,000	400,516

Central Business District:
Universal Buildings	100.0%	95.5%	45.03	679,000	679,000	-	-	Family Health International
1825-1875 Connecticut Avenue, NW
- 2 buildings

Warner Building - 1299 Pennsylvania	55.0%	75.8%	68.30	614,000	614,000	-	292,700	Baker Botts LLP, General Electric, Cooley LLP,
Avenue, NW								Facebook, Live Nation

2101 L Street, NW	100.0%	99.0%	64.08	380,000	380,000	-	150,000	Greenberg Traurig, LLP, US Green Building Council,
								American Insurance Association, RTKL Associates,
								Cassidy & Turley

1750 Pennsylvania Avenue, NW	100.0%	88.2%	47.19	279,000	279,000	-	-	General Services Administration, UN Foundation, AOL

1150 17th Street, NW	100.0%	89.2%	46.87	241,000	241,000	-	28,728	American Enterprise Institute

Bowen Building - 875 15th Street, NW	100.0%	96.7%	66.32	231,000	231,000	-	115,022	Paul, Hastings, Janofsky & Walker LLP,
								Millennium Challenge Corporation

1101 17th Street, NW	55.0%	89.1%	46.38	213,000	213,000	-	31,000	AFSCME, Verto Solutions

1730 M Street, NW	100.0%	89.9%	46.23	202,000	202,000	-	14,853	General Services Administration
(ground rent through 2061)

WASHINGTON, DC SEGMENT
PROPERTY TABLE

				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC (Continued):
1726 M Street, NW	100.0%		100.0%	$41.82	91,000	91,000	-		$-	Aptima, Inc., Nelnet Corporation

Waterfront Station	2.5%		-	-	1,058,000	-	1,058,000	*	-

1501 K Street, NW	5.0%		98.0%	69.08	398,000	398,000	-		-	Sidley Austin LLP, UBS

1399 New York Avenue, NW	100.0%		84.1%	79.82	128,000	128,000	-		-	Bloomberg

Total Central Business District			91.2%	54.68	4,514,000	3,456,000	1,058,000		632,303

Skyline Properties:
Skyline Place - 7 buildings	100.0%		51.2%	33.00	2,134,000	2,134,000	-		562,988	General Services Administration, SAIC, Inc., Analytic Services,
										Northrop Grumman, Axiom Resource Management,
										Booz Allen, Intellidyne, Inc.

One Skyline Tower	100.0%		100.0%	33.51	518,000	518,000	-		139,536	General Services Administration

Total Skyline Properties	100.0%		60.8%	33.17	2,652,000	2,652,000	-		702,524

Rosslyn / Ballston:
2200 / 2300 Clarendon Blvd	100.0%		94.0%	43.07	636,000	636,000	-		41,279	Arlington County, General Services Administration,
(Courthouse Plaza) - 2 buildings										AMC Theaters
(ground leased through 2062)

Rosslyn Plaza - 4 buildings	46.2%		72.3%	38.40	734,000	575,000	159,000		31,742	General Services Administration, Corporate Executive Board

Total Rosslyn / Ballston			87.7%	41.89	1,370,000	1,211,000	159,000		73,021

Reston:
Commerce Executive - 3 buildings	100.0%	`	93.8%	31.61	419,000	400,000	19,000	*	-	L-3 Communications, Allworld Language Consultants,
										BT North America

Rockville/Bethesda:
Democracy Plaza One	100.0%		89.4%	31.92	216,000	216,000	-		-	National Institutes of Health
(ground leased through 2084)

Tysons Corner:
Fairfax Square - 3 buildings	20.0%		89.0%	39.31	558,000	558,000	-		69,219	Dean & Company, Womble Carlyle

Pentagon City:
Fashion Centre Mall	7.5%		99.4%	47.64	822,000	822,000	-		410,000	Macy's, Nordstrom

Washington Tower	7.5%		100.0%	46.64	170,000	170,000	-		40,000	The Rand Corporation

Total Pentagon City			99.5%	47.45	992,000	992,000	-		450,000

Total Washington, DC office properties			82.1%	$43.76	18,057,000	16,233,000	1,824,000		$2,327,583

Vornado's Ownership Interest			80.7%	$42.44	14,516,000	13,803,000	713,000		$1,694,551

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC (Continued):
Residential:
For rent residential:
Riverhouse - 3 buildings (1,661 units)	100.0%	96.6%	$-	1,793,000	1,793,000	-		$259,546

West End 25 (283 units)	100.0%	94.7%	-	273,000	273,000	-		101,671

220 20th Street (265 units)	100.0%	96.6%	-	269,000	269,000	-		72,579

Rosslyn Plaza - 2 buildings (196 units)	43.7%	95.4%	-	253,000	253,000	-		-

Total Residential		96.3%		2,588,000	2,588,000	-		433,796

Other:
Crystal City Hotel	100.0%	-	-	266,000	266,000	-		-

Met Park / Warehouses - 1 building	100.0%	100.0%	-	231,000	104,000	127,000	*	-

Other - 3 buildings	100.0%	100.0%	-	11,000	9,000	2,000	*	-

Total Other		100.0%		508,000	379,000	129,000		-

Total Washington, DC		83.5%	$43.76	21,153,000	19,200,000	1,953,000		$2,761,379

Vornado's Ownership Interest		83.4%	$42.44	17,470,000	16,628,000	842,000		$2,128,347

* We do not capitalize interest or real estate taxes on this space.

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant	for Lease		(in thousands)		Major Tenants
RETAIL PROPERTIES:
STRIP SHOPPING CENTERS:
New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	$39.29	663,000	29,000	287,000	347,000		$-		JCPenney, Dick's Sporting Goods (lease not commenced)
(ground leased through 2064)

North Bergen (Tonnelle Avenue)	100.0%	100.0%	24.30	410,000	204,000	206,000	-		75,000		Wal-Mart, BJ's Wholesale Club

Totowa	100.0%	100.0%	19.28	271,000	177,000	94,000	-		24,710	(2)	The Home Depot, Bed Bath & Beyond, Marshalls

Bricktown	100.0%	94.7%	18.48	279,000	276,000	3,000	-		31,871	(2)	Kohl's , ShopRite, Marshalls

Union (Route 22 and Morris Avenue)	100.0%	99.4%	25.26	276,000	113,000	163,000	-		32,254	(2)	Lowe's, Toys "R" Us

Hackensack	100.0%	75.4%	23.44	275,000	269,000	6,000	-		40,454	(2)	The Home Depot

Bergen Town Center - East, Paramus	100.0%	93.6%	36.42	211,000	44,000	167,000	-		-		Lowe's, REI

East Hanover (240 Route 10 West)	100.0%	95.9%	17.93	267,000	261,000	6,000	-		28,428	(2)	The Home Depot, Dick's Sporting Goods, Marshalls

Cherry Hill	100.0%	98.6%	13.97	263,000	70,000	193,000	-		13,831	(2)	Wal-Mart, Toys "R" Us

Jersey City	100.0%	100.0%	21.79	236,000	66,000	170,000	-		20,228	(2)	Lowe's, P.C. Richard & Son

East Brunswick (325 - 333 Route 18 South)	100.0%	100.0%	16.41	232,000	222,000	10,000	-		24,820	(2)	Kohl's, Dick's Sporting Goods, P.C. Richard & Son,
											T.J. Maxx

Union (2445 Springfield Avenue)	100.0%	100.0%	17.85	232,000	232,000	-	-		28,428	(2)	The Home Depot

Middletown	100.0%	96.3%	14.88	231,000	179,000	52,000	-		17,330	(2)	Kohl's, Stop & Shop

Woodbridge	100.0%	84.1%	22.35	226,000	86,000	140,000	-		20,610	(2)	Wal-Mart

North Plainfield	100.0%	85.0%	17.75	212,000	60,000	152,000	-		-		Costco
(ground leased through 2060)

Marlton	100.0%	100.0%	13.33	213,000	209,000	4,000	-		17,221	(2)	Kohl's (3), ShopRite, PetSmart

Manalapan	100.0%	99.3%	16.58	208,000	206,000	2,000	-		20,993	(2)	Best Buy, Bed Bath & Beyond, Babies "R" Us

East Rutherford	100.0%	100.0%	34.34	197,000	42,000	155,000	-		13,558	(2)	Lowe's

East Brunswick (339-341 Route 18 South)	100.0%	100.0%	-	196,000	33,000	163,000	-		11,754	(2)	Lowe's, LA Fitness (lease not commenced)

Garfield	100.0%	100.0%	21.47	195,000	46,000	149,000	-		-		Wal-Mart, Marshalls

Bordentown	100.0%	80.4%	7.25	179,000	83,000	-	96,000	*	-		ShopRite

Morris Plains	100.0%	95.9%	20.71	177,000	176,000	1,000	-		21,321	(2)	Kohl's, ShopRite

Dover	100.0%	96.3%	12.02	173,000	167,000	6,000	-		13,121	(2)	ShopRite, T.J. Maxx

Delran	100.0%	7.2%	-	171,000	40,000	3,000	128,000	*	-

Lodi (Route 17 North)	100.0%	100.0%	11.57	171,000	171,000	-	-		11,316	(2)	National Wholesale Liquidators

Watchung	100.0%	96.6%	25.40	170,000	54,000	116,000	-		15,034	(2)	BJ's Wholesale Club

Lawnside	100.0%	100.0%	14.11	145,000	142,000	3,000	-		10,660	(2)	The Home Depot, PetSmart

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant	for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
Hazlet	100.0%	100.0%	$2.64	123,000	123,000	-	-	$-		Stop & Shop

Kearny	100.0%	43.5%	16.11	104,000	91,000	13,000	-	-		Marshalls

Turnersville	100.0%	100.0%	6.40	96,000	89,000	7,000	-	-		Haynes Furniture

Lodi (Washington Street)	100.0%	92.1%	19.94	85,000	85,000	-	-	8,433		Blink Fitness, Aldi

Carlstadt (ground leased through 2050)	100.0%	95.2%	21.80	78,000	78,000	-	-	-		Stop & Shop

East Hanover (200 Route 10 West)	100.0%	89.5%	23.42	76,000	76,000	-	-	9,731	(2)	Loehmann's

Paramus (ground leased through 2033)	100.0%	100.0%	42.23	63,000	63,000	-	-	-		24 Hour Fitness

North Bergen (Kennedy Boulevard)	100.0%	100.0%	26.76	62,000	6,000	56,000	-	5,084	(2)	Waldbaum's

South Plainfield (ground leased through 2039)	100.0%	85.9%	21.68	56,000	56,000	-	-	5,112	(2)	Staples

Englewood	100.0%	79.7%	24.79	41,000	41,000	-	-	11,760		New York Sports Club

Eatontown	100.0%	100.0%	28.09	30,000	30,000	-	-	-		Petco

East Hanover (280 Route 10 West)	100.0%	94.0%	32.00	26,000	26,000	-	-	4,538	(2)	REI

Montclair	100.0%	100.0%	23.34	18,000	18,000	-	-	2,624	(2)	Whole Foods Market

Total New Jersey				7,337,000	4,439,000	2,327,000	571,000	540,224

New York:
Poughkeepsie	100.0%	85.9%	8.76	517,000	517,000	-	-	-		Kmart, Burlington Coat Factory, ShopRite, Hobby Lobby,
										Christmas Tree Shops, Bob's Discount Furniture

Bronx (Bruckner Boulevard)	100.0%	91.3%	21.22	501,000	387,000	114,000	-	-		Kmart, Toys "R" Us, Key Food

Buffalo (Amherst)	100.0%	100.0%	8.94	311,000	242,000	69,000	-	-		BJ's Wholesale Club, T.J. Maxx, Toys "R" Us,
										LA Fitness (lease not commenced)

Huntington	100.0%	97.9%	14.78	209,000	209,000	-	-	16,619	(2)	Kmart, Marshalls, Old Navy, Petco

Rochester	100.0%	100.0%	-	205,000	-	205,000	-	4,374	(2)	Wal-Mart

Mt. Kisco	100.0%	100.0%	22.20	189,000	72,000	117,000	-	28,206		Target, A&P

Freeport (437 East Sunrise Highway)	100.0%	100.0%	18.61	173,000	173,000	-	-	21,321	(2)	The Home Depot, Staples

Rochester (Henrietta)	100.0%	96.2%	3.81	165,000	158,000	7,000	-	-		Kohl's, Ollie's Bargain Outlet
(ground leased through 2056)

Staten Island	100.0%	96.3%	21.63	165,000	165,000	-	-	17,000		Western Beef

Albany (Menands)	100.0%	74.0%	9.00	140,000	140,000	-	-	-		Bank of America

New Hyde Park (ground and building	100.0%	100.0%	18.73	101,000	101,000	-	-	-		Stop & Shop
leased through 2029)

Inwood	100.0%	88.8%	20.29	100,000	100,000	-	-	-		Stop & Shop

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			In Service			Under Development
	%	%	Annual Rent	Total		Owned by	Owned By		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property		Company	Tenant		for Lease		(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
North Syracuse	100.0%	100.0%	$-	98,000		-	98,000		-		$-		Wal-Mart
(ground and building leased through 2014)

West Babylon	100.0%	83.4%	17.47	79,000		79,000	-		-		-		Best Market

Bronx (1750-1780 Gun Hill Road)	100.0%	90.7%	32.22	77,000		77,000	-		-		-		Aldi, Planet Fitness, T.G.I. Friday's

Queens	100.0%	100.0%	37.31	56,000		56,000	-		-		-		New York Sports Club, Devry

Commack	100.0%	100.0%	21.45	47,000		47,000	-		-		-		PetSmart
(ground and building leased through 2021)

Dewitt	100.0%	100.0%	20.46	46,000		46,000	-		-		-		Best Buy
(ground leased through 2041)

Freeport (240 West Sunrise Highway)	100.0%	100.0%	20.28	44,000		44,000	-		-		-		Bob's Discount Furniture
(ground and building leased through 2040)

Oceanside	100.0%	100.0%	27.83	16,000		16,000	-		-		-		Party City

Total New York				3,239,000		2,629,000	610,000		-		87,520

Pennsylvania:
Allentown	100.0%	90.3%	15.24	627,000	(4)	270,000	357,000	(4)	-		29,904	(2)	Wal-Mart (4), ShopRite, Burlington Coat Factory,
													T.J. Maxx, Dick's Sporting Goods

Wilkes-Barre	100.0%	83.2%	13.28	329,000	(4)	204,000	125,000	(4)	-		19,898		Target (4), Babies "R" Us, Ross Dress for Less

Lancaster	100.0%	82.1%	15.33	228,000		58,000	170,000		-		5,385	(2)	Lowe's

Bensalem	100.0%	98.9%	11.50	185,000		177,000	8,000		-		14,843	(2)	Kohl's, Ross Dress for Less, Staples

Broomall	100.0%	100.0%	11.09	169,000		147,000	22,000		-		10,660	(2)	Giant Food (3), A.C. Moore, PetSmart

Bethlehem	100.0%	95.3%	7.29	167,000		164,000	3,000		-		5,576	(2)	Giant Food, Petco

York	100.0%	100.0%	9.06	110,000		110,000	-		-		5,194	(2)	Ashley Furniture, Aldi (lease not commenced)

Glenolden	100.0%	100.0%	25.84	102,000		10,000	92,000		-		6,834	(2)	Wal-Mart

Wilkes-Barre	100.0%	100.0%	6.53	81,000		41,000	-		40,000	*	-		Ollie's Bargain Outlet
(ground and building leased through 2014)

Wyomissing	100.0%	93.2%	15.56	76,000		76,000	-		-		-		LA Fitness, PetSmart
(ground and building leased through 2065)

Springfield	100.0%	100.0%	20.90	41,000		41,000	-		-		-		PetSmart
(ground and building leased through 2025)

Total Pennsylvania				2,115,000		1,298,000	777,000		40,000		98,294

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant	for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
California:
Beverly Connection, Los Angeles	100.0%	91.5%	$36.52	335,000	335,000	-	-	$-		Target, Marshalls, Old Navy, T.J. Maxx,
										Nordstrom Rack, Ross Dress for Less

Colton (1904 North Rancho Avenue)	100.0%	100.0%	4.44	73,000	73,000	-	-	-		Stater Brothers

San Francisco (2675 Geary Street)	100.0%	100.0%	50.34	55,000	55,000	-	-	-		Best Buy
(ground and building leased through 2043)

Signal Hill	100.0%	100.0%	24.08	45,000	45,000	-	-	-		Best Buy

Vallejo	100.0%	100.0%	17.51	45,000	45,000	-	-	-		Best Buy
(ground leased through 2043)

Riverside (5571 Mission Boulevard)	100.0%	100.0%	4.97	39,000	39,000	-	-	-		Stater Brothers

Walnut Creek (1149 South Main Street)	100.0%	100.0%	45.11	29,000	29,000	-	-	-		Barnes & Noble

Walnut Creek (Mt. Diablo)	95.0%	100.0%	70.00	7,000	7,000	-	-	-		Anthropologie

Total California				628,000	628,000	-	-	-

Massachusetts:
Chicopee	100.0%	100.0%	-	224,000	-	224,000	-	8,282	(2)	Wal-Mart

Springfield	100.0%	97.8%	16.39	182,000	33,000	149,000	-	5,713	(2)	Wal-Mart

Milford	100.0%	100.0%	8.01	83,000	83,000	-	-	-		Kohl's
(ground and building leased through 2019)

Cambridge	100.0%	100.0%	21.83	48,000	48,000	-	-	-		PetSmart
(ground and building leased through 2033)

Total Massachusetts				537,000	164,000	373,000	-	13,995

Maryland:
Baltimore (Towson)	100.0%	100.0%	16.21	155,000	155,000	-	-	15,581	(2)	Shoppers Food Warehouse, h.h.gregg, Staples,
										Home Goods, Golf Galaxy

Annapolis	100.0%	100.0%	8.99	128,000	128,000	-	-	-		The Home Depot
(ground and building leased through 2042)

Glen Burnie	100.0%	90.5%	11.67	121,000	65,000	56,000	-	-		Weis Markets

Rockville	100.0%	100.0%	24.61	94,000	94,000	-	-	-		Regal Cinemas

Wheaton	100.0%	100.0%	14.94	66,000	66,000	-	-	-		Best Buy
(ground leased through 2060)

Total Maryland				564,000	508,000	56,000	-	15,581

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant	for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
Connecticut:
Newington	100.0%	100.0%	$18.61	188,000	29,000	159,000	-	$11,207	(2)	Wal-Mart, Staples

Waterbury	100.0%	97.6%	15.19	148,000	143,000	5,000	-	13,941	(2)	ShopRite

Total Connecticut				336,000	172,000	164,000	-	25,148

Michigan:
Roseville	100.0%	100.0%	5.50	119,000	119,000	-	-	-		JCPenney

Battle Creek	100.0%	-	-	47,000	47,000	-	-	-

Midland (ground leased through 2043)	100.0%	83.6%	9.21	31,000	31,000	-	-	-		PetSmart

Total Michigan				197,000	197,000	-	-	-

Virginia:
Norfolk	100.0%	100.0%	6.44	114,000	114,000	-	-	-		BJ's Wholesale Club
(ground and building leased through 2069)

Tyson's Corner	100.0%	100.0%	39.13	38,000	38,000	-	-	-		Best Buy
(ground and building leased through 2035)

Total Virginia				152,000	152,000	-	-	-

Illinois:
Lansing	100.0%	100.0%	10.00	47,000	47,000	-	-	-		Forman Mills

Arlington Heights	100.0%	100.0%	9.00	46,000	46,000	-	-	-		Value City Furniture
(ground and building leased through 2043)

Chicago	100.0%	100.0%	12.03	41,000	41,000	-	-	-		Best Buy
(ground and building leased through 2051)

Total Illinois				134,000	134,000	-	-	-

Texas:
San Antonio	100.0%	100.0%	10.63	43,000	43,000	-	-	-		Best Buy
(ground and building leased through 2041)

Ohio:
Springdale	100.0%	-	-	47,000	47,000	-	-	-
(ground and building leased through 2046)

Tennessee:
Antioch	100.0%	100.0%	7.66	45,000	45,000	-	-	-		Best Buy

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant	for Lease	(in thousands)	Major Tenants
RETAIL PROPERTIES (Continued):
South Carolina:
Charleston	100.0%	100.0%	$14.19	45,000	45,000	-	-	$-	Best Buy
(ground leased through 2063)

Wisconsin:
Fond Du Lac	100.0%	100.0%	7.83	43,000	43,000	-	-	-	PetSmart
(ground leased through 2073)

New Hampshire:
Salem	100.0%	100.0%	-	37,000	-	37,000	-	-	Babies "R" Us
(ground leased through 2102)

Kentucky:
Owensboro	100.0%	100.0%	7.66	32,000	32,000	-	-	-	Best Buy
(ground and building leased through 2046)

Iowa:
Dubuque	100.0%	100.0%	9.90	31,000	31,000	-	-	-	PetSmart
(ground leased through 2043)

Total Strip Shopping Centers		94.3%	$16.97	15,562,000	10,607,000	4,344,000	611,000	$780,762

Vornado's Ownership Interest		94.3%	$16.97	15,183,000	10,607,000	3,965,000	611,000	$780,762

REGIONAL MALLS:
Monmouth Mall, Eatontown, NJ	50.0%	93.9%	$35.23	(5)	1,464,000	(4)	852,000	612,000	(4)	-	$169,385	Macy's (4), JCPenney (4), Lord & Taylor, Boscov's,
												Loews Theatre, Barnes & Noble, Forever 21

Springfield Mall, Springfield, VA	100.0%	100.0%	16.00	(5)	1,374,000	(4)	294,000	390,000	(4)	690,000	-	Macy's, JCPenney (4), Target (4)
												Dick's Sporting Goods (lease not commenced),
												Regal Cinema (lease not commenced),
												LA Fitness (lease not commenced)

Broadway Mall, Hicksville, NY	100.0%	90.1%	32.12	(5)	1,138,000	(4)	762,000	376,000	(4)	-	-	Macy's, IKEA, Target (4), National Amusement

Bergen Town Center - West, Paramus, NJ	100.0%	99.5%	43.01	(5)	951,000		920,000	31,000		-	300,000	Target, Century 21, Whole Foods Market, Marshalls,
												Nordstrom Rack, Saks Off 5th, Home Goods, Old Navy,
												Hennes & Mauritz, Neiman Marcus Last Call Studio,
												Bloomingdale's Outlet, Nike Factory Store, Blink Fitness

Montehiedra, Puerto Rico	100.0%	91.0%	38.52	(5)	542,000		542,000	-		-	120,000	The Home Depot, Kmart, Marshalls, Caribbean Theatres,
												Tiendas Capri, Nike Factory Store

Las Catalinas, Puerto Rico	100.0%	93.1%	57.78	(5)	494,000	(4)	355,000	139,000	(4)	-	-	Kmart, Sears (4)

Total Regional Malls		94.2%	$39.45		5,963,000		3,725,000	1,548,000		690,000	$589,385

Vornado's Ownership Interest		94.3%	$40.21		4,333,000		3,299,000	344,000		690,000	$504,693

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant	for Lease	(in thousands)	Major Tenants

Total Retail Properties		94.3%		21,525,000	14,332,000	5,892,000	1,301,000	$1,370,147

Vornado's Ownership Interest		94.3%		19,516,000	13,906,000	4,309,000	1,301,000	$1,285,455

* We do not capitalize interest or real estate taxes on this space.

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

(2) These encumbrances are cross-collateralized under a blanket mortgage in the amount of $620,465 as of December 31, 2013.

(3) The lease for these former Bradlees locations is guaranteed by Stop & Shop.

(4) Includes square footage of anchors who own the land and building.

(5) Weighted Average Annual Rent PSF shown is for mall tenants only.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
555 CALIFORNIA STREET:
555 California Street	70.0%	94.3%	$58.58	1,503,000	1,503,000	-	$600,000	Bank of America, Dodge & Cox,
								Goldman Sachs & Co., Jones Day,
								Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services

315 Montgomery Street	70.0%	94.1%	43.39	228,000	228,000	-	-	Bank of America

345 Montgomery Street	70.0%	100.0%	96.90	64,000	64,000	-	-	Bank of America

Total 555 California Street		94.5%	$58.22	1,795,000	1,795,000	-	$600,000

Vornado's Ownership Interest		94.5%	$58.22	1,257,000	1,257,000	-	$420,000

MERCHANDISE MART:
Illinois:
Merchandise Mart, Chicago	100.0%	96.4%	$33.18	3,559,000	3,559,000	-	$550,000	American Intercontinental University (AIU), Steelcase,
								Baker, Knapp & Tubbs, Motorola Mobility (owned by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Chicago Teachers Union, Publicis Groupe,
								Office of the Special Deputy Receiver, Holly Hunt Ltd.,
								Razorfish, TNDP, Merchandise Mart Headquarters,
								Chicago School of Professional Psychology

Other	50.0%	100.0%	30.17	19,000	19,000	-	23,281

Total Illinois		96.4%	33.16	3,578,000	3,578,000	-	573,281

New York
7 West 34th Street	100.0%	90.9%	43.45	420,000	125,000	295,000	-	Kurt Adler

Total Merchandise Mart		96.3%	$33.84	3,998,000	3,703,000	295,000	$573,281

Vornado's Ownership Interest		96.3%	$33.84	3,989,000	3,694,000	295,000	$561,641

WAREHOUSES:
NEW JERSEY
East Hanover - 5 Buildings	100.0%	45.6%	$4.35	942,000	942,000	-	$-	Foremost Groups Inc., Fidelity Paper & Supply Inc.,
								Consolidated Simon Distributors Inc., Givaudan Flavors Corp.,
								Meyer Distributing Inc.

Total Warehouses		45.6%	$4.35	942,000	942,000	-	$-

Vornado's Ownership Interest		45.6%	$4.35	942,000	942,000	-	$-

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

REAL ESTATE FUND
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	Fund	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership %	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
One Park Avenue								Coty Inc., New York University,
- Office	64.7%	96.4%	$44.03	857,000	857,000	-		Public Service Mutual Insurance
- Retail	64.7%	100.0%	61.49	87,000	87,000	-		Bank of Baroda, Citibank, Equinox
	64.7%	96.7%	45.64	944,000	944,000	-	$250,000

Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)								Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%	100.0%	133.21	95,000	95,000	-		Sephora, Bank of America
- Residential	100.0%	100.0%	-	51,000	51,000	-
	100.0%	100.0%	-	146,000	146,000	-	100,000

11 East 68th Street Retail	100.0%	100.0%	737.85	9,000	9,000	-	-	Belstaff, Kent & Curwen

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	38.2%	100.0%	345.57	14,000	14,000	-		Hershey
- Office	38.2%	100.0%	33.83	212,000	212,000	-		American Management Association
	38.2%	100.0%	53.14	226,000	226,000	-	252,750

501 Broadway	100.0%	100.0%	232.43	9,000	9,000	-	20,000	Capital One

Washington, DC:
								Washington Sports, Dean & Deluca, Anthropologie,
								Pinstripes, DSW (lease not commenced), Hennes & Mauritz,
Georgetown Park Retail Shopping Center	50.0%	100.0%	37.23	313,000	223,000	90,000	90,305	J. Crew, TJ Maxx

Santa Monica, CA:
								Premier Office Centers LLC, Diversified Mercury Comm,
520 Broadway	100.0%	81.6%	50.43	112,000	112,000	-	30,000	Microsoft Corporation

Culver City, CA:
								Meredith Corp., West Publishing Corp., Symantec Corp.,
800 Corporate Pointe	100.0%	57.0%	33.55	243,000	243,000	-	59,298	Syska Hennessy Group, X Prize Foundation

Miami, FL:
1100 Lincoln Road	100.0%	99.6%	102.19	127,000	127,000	-	66,000	Regal Cinema, Anthropologie, Banana Republic

Total Real Estate Fund	71.3%	89.3%		2,129,000	2,039,000	90,000	$868,353

Vornado's Ownership Interest	17.8%	89.3%		375,000	364,000	11,000	$144,688

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.